SEMI
ANNUAL
REPORT

                              December 31, 1997

Franklin California
Tax-Free Trust


  Franklin California Insured Tax-Free Income Fund
  Franklin California Intermediate-Term
  Tax-Free Income Fund
  Franklin California Tax-Exempt Money Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.




Charles B. Johnson
Chairman
Franklin California Tax-Free Trust


Thomas J. Kenny
Director
Franklin Municipal
Bond Department


CONTENTS

Shareholder Letter .................     1
California Update ..................     4
Fund Reports
 Franklin California Insured
Tax-Free Income Fund ...............     6
 Franklin California
Intermediate-Term
Tax-Free Income Fund ...............    12
 Franklin California
Tax-Exempt Money Fund ..............    16
Glossary of
Investment Terms ...................    19
Municipal Bond Ratings .............    21
Financial Highlights &
Statement of Investments ...........    24
Financial Statements ...............    52
Notes to
Financial Statements...............     56


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin California Tax-Free Trust's semi-annual report for the period ended December 31, 1997.

A Glimpse at the Economy

During the six months under review, U.S. economic growth continued. Prior to the reporting period, in March, the Federal Reserve Board (the Fed) raised short-term interest rates from 5.25% to 5.50%. This 25 basis point increase was the Fed's response to tightening labor markets and an overall concern that possible wage demands could lead to increased inflationary pressures. The rate hike had its desired effect. Economic growth slowed slightly and interest rates stabilized, reversing their general rising trend and ending the period down from where they began. The 30-year U.S. Treasury bond started the six-month period yielding 6.80%, and finished at 5.93% on December 31, 1997.1


1. Source: Micropal, 1/14/98.


The Fed raised rates only once during 1997. Even with continued, strong economic growth, there have been remarkably few signs of increased inflation. This low inflation, combined with a balanced budget agreement between the President and Congress, greatly contributed to a beneficial environment of falling interest rates throughout the majority of the reporting period. However, consumer spending strengthened toward the end of the period and the stock market -- despite a stumble at the end of October -- remained near all-time highs. Yet, with the recent slowdown in the economies of our Asian trading partners, we expect a moderate U.S. growth rate. Interest rates affect tax-free bonds directly, in addition to helping shape the economic environment that determines the general fiscal health of the municipalities issuing them. Higher interest rates often generate higher yields for new bond issues, while lower rates generally translate into a decrease in yields. Furthermore, a drop in rates usually causes the value of existing bonds to increase, while a rise in rates often has the opposite affect on those bonds' values.

"Much like the tortoise, sucessful investors historically have achieved good results through setting goals, diversifying their assets and having patience."

The Tale of the Tortoise and the Hare

We can't promise that a positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about volatility and the market's direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

We all know that familiar story: The tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets and having patience.

Wise investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same. All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson


Chairman
Franklin California Tax-Free Trust


Thomas J. Kenny
Director
Franklin Municipal Bond Department


"California's state budget, with its heavy reliance on economically sensitive sales and income taxes, has been one of the largest beneficiaries of the state's growing economy."


CALIFORNIA UPDATE


The California economy performed above expectations, during the six-month reporting period. Defense cutbacks, which negatively impacted the state and were discussed in previous shareholder reports, largely ended, while other sources for economic growth strengthened. Propelled by these positive fundamentals, employment steadily increased, and in June was nearly 5% greater than the prerecession peak, and 3.2% above calendar year 1996. California's large and growing economy is broad-based, with services accounting for 30% of employment, trade 23%, manufacturing 14.1%, and high-technology 3.8%. Because of the state's underlying economic strength, Fitch (a national rating agency) raised its rating of California general obligation debt from A+ to AA- in October.1 However, the other two major credit rating agencies, Moody's(R) and Standard & Poor's(R), left their ratings unchanged over the period.


1. Source: Fitch Research, 10/6/97. This does not indicate Fitch's rating of the fund.


California's state budget, with its heavy reliance on economically sensitive sales and income taxes, has been one of the largest beneficiaries of the state's growing economy. At the same time, California faces many obstacles in crafting a balanced budget. Several ballot initiatives constrain the state's fiscal flexibility. Increased spending pressures for education (largely to reduce school class size), previous budget deficits and failures to receive budgeted increases in federal aid, all helped confer a $2.1 billion general fund deficit. Despite this, California's operating budget has been in balance for the past five years.2 An adverse court ruling, however, mandating a one-time transfer of $1.2 billion to the state's retirement system this year, will likely prevent California from achieving a sixth year of budget balance. With the state's economy expected to continue growing, California's fiscal position should remain healthy, despite its budgetary impediments.1

2. Moody's Investors Service, 10/3/97.

You may find a complete listing of the fund's portfolio holdings including the number of shares and dollar value beginning on page 26 of this report.

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND

"We attempted to realize the greatest gain possible on those municipal bonds we owned that were prerefunded, by selling them before they reached their first call date."

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured California municipal securities.1,2

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Fund shares are not insured by any U.S. or other government agency. Insurance relates only to the payment of principal and interest on the portfolio's securities. It does not eliminate market risks to the fund's yield or share price or insure the fund's yield or share value. Terms of the insurance are more fully described in the prospectus, and no representation is made as to any insurer's ability to meet its commitments.

During the six-month reporting period, the general decline in interest rates led to an increased number of municipal bonds being prerefunded. When a tax-free bond is prerefunded, it is paid-off at its first call date by the proceeds from the sale of a new municipal bond issue that usually offers a lower interest rate. Using this refinancing method, a municipality can reduce its interest expense, by replacing higher-yielding bond issues with lower-yielding ones. Money derived from the sale of the refinancing issue is normally invested in U.S. Treasuries, which will mature upon the now prerefunded bond's first call date and be used to pay off its prior financings. Because the prerefunded bond now will have a shorter life and is also usually backed by U.S. Treasuries, which enjoy the highest of credit ratings, the value of a municipal bond goes up when it is prerefunded. However, as a prerefunded bond approaches its call date, its value decreases as its premium falls to near its call price.

Increased prepayments had several effects on our management of Franklin California Insured Tax-Free Income Fund. We attempted to realize the greatest gain possible on those municipal bonds we owned that were prerefunded, by selling them before they reached their first call date. As a result, we paid out a 11.58 cents per share capital gain for December. Over the course of the six-month period, with the proceeds of the prerefunded sales, we purchased current coupon bonds with longer call protection, and consequently a longer protected income stream. We continue to manage Franklin California Insured Tax-Free Income Fund with the intention of protecting its share value and maintaining its competitive yield. The current coupon bonds we purchased, with their longer call protection, should help stabilize the fund's income stream going forward. We believe our conservative investment approach, avoidance of derivative investments and purchases of current coupon bonds with long call protections, will benefit our shareholders.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



Franklin California Insured Tax-Free Income Fund
Portfolio Breakdown on 12/31/97

                               % of Total
                                Long-Term
Sector                         Investments
Utilities                         19.1%
Certificates of Participation     14.0%
Other Revenue                     13.4%
Tax Allocation Bonds              12.0%
Education                         10.1%
Prerefunded                        8.9%
Transportation                     5.3%
Hospitals                          4.7%
Mello-Roos Bonds                   2.9%
Special Assessment Bonds           2.7%
Housing                            2.7%
General Obligation                 2.0%
Sales Tax Revenue                  1.4%
Marks-Roos Bonds                   0.8%

For a complete list of portfolio holdings, please see page 26.

PERFORMANCE SUMMARY
GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin California Insured Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 24 cents from $12.22 on June 30, 1997, to $12.46 on December 31, 1997. During the six-month reporting period, the fund paid income distributions totaling 32.4 cents ($0.324) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 5.3 cents ($0.053) and the maximum offering price of $13.01 on December 31, 1997, your fund's distribution rate was 4.89%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal, and California state personal income tax bracket, would need to earn 8.93% from a taxable investment to match the fund's tax-free distribution rate.


Franklin California Insured Tax-Free Income Fund
Class I
Periods ended 12/31/97

                                                       Since
                                                    Inception
                            1-Year  5-Year   10-Year (9/3/85)

Cumulative Total Return1     8.21%  40.38%   121.54%  166.59%
Average Annual Total Return2 3.64%   6.10%    7.81%     7.90%
Distribution Rate3         4.89%
Taxable Equivalent
Distribution Rate4         8.93%
30-Day Standardized Yield5 4.26%
Taxable Equivalent Yield4  7.78%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 5.3 cents per share monthly dividend and the maximum offering price of $13.01 on December 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and California state personal income tax bracket of 45.217%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1997.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Franklin California Insured Tax-Free Income Fund
Class I
Dividend Distributions

7/1/97 - 12/31/97*

            Dividend
Month       per share
July          5.5 cents
August        5.5 cents
September     5.5 cents
October       5.3 cents
November      5.3 cents
December      5.3 cents
Total        32.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Class II

Franklin California Insured Tax-Free Income Fund - Class II, share price, as measured by net asset value, increased 24 cents, from $12.29 on June 30, 1997, to $12.53 on December 31, 1997. During the six-month reporting period, the fund paid income distributions totaling 28.93 cents ($0.2893) per share. Distributions vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future trends.

Based on an annualization of the current monthly dividend of 4.7 cents ($0.047) per share and the offering price of $12.66 on December 31, 1997, your fund's distribution rate was 4.45%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket, would have to earn 8.12% from a taxable investment to match the fund's tax-free distribution rate.


Franklin California Insured Tax-Free Income Fund
Class II
Periods ended 12/31/97

                                        Since
                                      Inception
                               1-Year  (5/1/95)
Cumulative Total Return1        7.64%   20.92%
Average Annual Total Return2    5.61%    6.97%
Distribution Rate3          4.45%
Taxable Equivalent
Distribution Rate4          8.12%
30-Day Standardized Yield5  3.85%
Taxable Equivalent Yield4   7.03%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.7 cents per share monthly dividend and the maximum offering price of $12.66 on December 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and California state personal income tax bracket of 45.217%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1997.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin California Insured Tax-Free Income Fund
Class II
Dividend Distributions

7/1/97 - 12/31/97

            Dividend
Month       per share
July         4.99 cents
August       4.92 cents
September    4.92 cents
October      4.70 cents
November     4.70 cents
December     4.70 cents
Total       28.93 cents

You may find a complete listing of the fund's portfolio holdings including the number of shares and dollar value beginning on page 39 of this report.

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND


Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of California municipal securities with an average weighted maturity (the time in which debt must be repaid) between three and 10 years.1


1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Franklin California
Intermediate-Term
Tax-Free Income Fund
Portfolio Breakdown on 12/31/97

                               % of Total
                                Long-Term
Sector                         Investments
Certificates of Participation     29.4%
Tax Allocation Bonds              15.2%
Utilities                         11.3%
Special Assessment Bonds          10.1%
Other Revenue                      7.9%
Housing                            6.5%
Education                          5.9%
Hospitals                          4.3%
Transportation                     2.9%
Marks-Roos Bonds                   2.9%
Prerefunded                        1.9%
Special Tax Revenue Bonds          1.3%
Mello-Roos Bonds                   0.3%
Industrial Revenue Bonds           0.1%

For a complete list of portfolio holdings, please see page 39.

During the six-month reporting period, Franklin California Intermediate-Term Tax-Free Income Fund actively participated in the California tax-free bond market, both buying and selling municipal securities. There was a large supply of California municipal issues, creating what we believed to be buying opportunities for the fund. Although over 70% of the new municipal bonds issued were high-rated insured bonds that sell for a premium, there were a number of BBB-rated bonds issued.

Approximately half the bonds we bought, during the six-month period, for the fund were BBB-rated, while the remainder ranged from BB to AAA. We sold bonds from the fund that were maturing in two to five years and possessed coupons in the 4.75% to 5.25% range, and purchased issues maturing in eight to fifteen years, and offering coupons in the 5% to 5.5% range, keeping the average weighted maturity below ten years. By selling the shorter-maturity bonds, we attempted to realize the greatest gain possible on them, before they matured and their income streams ended. With our acquisition of longer maturity issues in the 5% to 5.5% yield range, we sought to increase, protect and extend Franklin California Intermediate-Term Tax-Free Income Fund's dividend yield.

Looking forward, we anticipate relatively stable interest rates, mild inflation and continued, but slowing, economic growth. These factors should benefit the California state municipal bond market. We believe Franklin California Intermediate-Term Tax-Free Income Fund will continue its positive performance, as these economic trends continue.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT



GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT



PERFORMANCE SUMMARY


The share price of Franklin California Intermediate-Term Tax-Free Income Fund, as measured by net asset value, increased 28 cents from $10.93 on June 30 1997, to $11.21 on December 31, 1997. During the six-month reporting period, the fund paid income distributions totaling 26.4 cents ($0.264) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.4 cents ($0.044) and the maximum offering price of $11.47 on December 31, 1997, your fund's distribution rate was 4.60%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 8.40% from a taxable investment to match the fund's tax-free distribution rate.


Franklin California Intermediate-Term Tax-Free Income Fund
Periods ended 12/31/97

                                               Since
                                             Inception
                               1-Year 5-Year (9/23/92)
Cumulative Total Return1        8.26% 40.83%   43.93%
Average Annual total Return2    5.83%  6.59%    6.69%
Distribution Rate3          4.60%
Taxable Equivalent
Distribution Rate4          8.40%
30-Day Standardized Yield5  4.34%
Taxable Equivalent Yield4   7.92%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.4 cents per share monthly dividend and the maximum offering price of $11.47 on December 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and California state personal income tax bracket of 45.217%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1997.
All total return calculations assume reinvestment of dividends and any capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.09%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Franklin California
Intermediate-Term
Tax-Free Income Fund
Dividend Distributions

7/1/97 - 12/31/97*

              Dividend
Month         per share
July          4.4 cents
August        4.4 cents
September     4.4 cents
October       4.4 cents
November      4.4 cents
December      4.4 cents
Total        26.4 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

You may find a complete listing of the fund's portfolio holdings including the number of shares and dollar value beginning on page 47 of this report.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND


Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in California. The fund is managed to maintain a $1.00 share price.1


1. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no guarantee that the $1.00 per share price will be maintained.


During the six-month reporting period, Franklin California Tax-Exempt Money Fund actively invested in high-quality, liquid securities. Although, SEC guidelines allow tax-exempt money funds to purchase lower-rated, second tier securities, as well as first tier securities, Franklin buys only high-rated, first tier securities for its money market portfolios. In keeping with our conservative investment philosophy, we participated in several first tier, six- to twelve-month note issues. Notable purchases included: California State RANs, Santa Clara County TANs, San Diego County TANs and Alameda County TAN's. The fund also bought California State TECPs and Auburn Unified School District COP Weekly VRDNs. These purchases helped to attain an average maturity of 48 days for the fund's portfolio.

The national economy continued to perform extremely well during the reporting period. The United State's moderate economic growth was characterized by rising employment, low inflation, and declining interest rates. Since the Federal Reserve Board last changed interest rates in March of this year, it has left rates unchanged and again, in its latest meeting on December 16 did not alter rates. Looking forward, we do not anticipate any shifts in the underlying economy that would cause the Federal Reserve to adjust short-term interest rates, and we expect little variation in Franklin California Tax-Exempt Money Fund's performance, in the nearterm.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


What is a TAN?
Like many short-term government debt instruments, a Tax Anticipation Note is widely known by its acronym, TAN. A TAN is a short-term obligation of a state or municipal government. As its name implies, the state or municipality issuing a Tax Anticipation Note borrows funds against anticipated tax payments, to finance current expenditures. As soon as the expected corporate and individual tax payments are received, that money is used to pay off the TAN.

Note: RANs, TECPs and VRDNs which are mentioned less freqently than TANs in regards to purchases by the fund, are also acronyms for other types of short-term government debt instruments.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin California Tax-Exempt Money Fund

Periods ended 12/31/97

Seven-day effective yield1          3.23%
Seven-day annualized yield          3.18%
Taxable Equivalent yield2           5.80%

1. The seven-day effective yield assumes the compounding of daily dividends.
2. Taxable equivalent yield assumes the 1997 maximum combined federal and California state personal income tax bracket of 45.217% based on the federal income tax rate of 39.6%.
Annualized and effective yields are for the seven days ended December 31, 1997. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often brings the opposite.

GLOSSARY OF INVESTMENT TERMS


Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Full Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High Grade Bond/High-Quality Bond: A bond rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's Investors Service - two national credit-rating agencies.

Investment Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds generally are invested in U.S. Treasuries set to mature at the original bond's first call date. When a bond is prerefunded, its premium rises, and then falls to par value as the refunding date approaches.

Par Value: The face value or amount at which a security will be redeemed at maturity - typically $1,000 for a bond.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.



MUNICIPAL BOND RATINGS


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.



BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.






FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights



Franklin California Insured Tax-Free Income Fund
                                                                               Class I
                                        Six months Ended
                                        December 31, 1997                 Year ended June 30,
                                           (unaudited)  1997        1996        1995        1994       1993
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period        $12.22      $12.01      $11.95      $11.74     $12.30       $11.67
                                    --------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............           .32         .66        .67         .68         .68        .69
 Net realized and unrealized gains(losses)     .36         .21        .06         .20        (.56)       .64
                                    --------------------------------------------------------------------------
Total from investment operations  ..           .68         .87        .73         .88         .12       1.33
                                    --------------------------------------------------------------------------
Less distributions from:
 Net investment income .............          (.32)       (.66)      (.67)       (.67)       (.68)      (.70)
 Net realized gains ................          (.12)      --         --          --          --         --
                                    --------------------------------------------------------------------------
Total distributions ................          (.44)       (.66)      (.67)       (.67)       (.68)      (.70)
                                    --------------------------------------------------------------------------
Net asset value, end of period .....        $12.46      $12.22     $12.01      $11.95      $11.74     $12.30
                                    ==========================================================================

Total return** .....................          5.59%       7.41%      6.18%       7.80%        .67%     11.47%

Ratios/supplemental data
Net assets, end of period (000's) .. $1,683,694  $1,635,543 $1,588,631  $1,468,080  $1,450,821 $1,363,623
Ratios to average net assets:
 Expenses ..........................           .60%*       .60%       .60%        .59%        .54%       .53%
 Net investment income .............          5.16%*      5.41%      5.50%       5.77%       5.53%      5.82%
Portfolio turnover rate ............          9.30%      20.40%     14.22%      11.85%       6.98%      8.28%


*Annualized.
**Total return does not reflect sales commissions or the contingent sales deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.



                                                                              Class II
                                                        Six months ended
                                                        December 31, 1997         Year Ended June 30,
                                                           (unaudited)        1997        1996     1995***
                                                           -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ................        $12.29          $12.07      $11.99  $11.88
                                                     --------------------------------------------------
Income from investment operations:
 Net investment income ..............................           .29             .59         .60     .11
 Net realized and unrealized gains ..................           .36             .22         .08     .10
                                                     --------------------------------------------------
Total from investment operations ....................           .65             .81         .68     .21
                                                     --------------------------------------------------
Less distributions from:
 Net investment income ..............................          (.29)           (.59)       (.60)   (.10)
 Net realized gains .................................          (.12)          --          --      --
                                                     -----------------------------------------------
Total distributions .................................          (.41)           (.59)       (.60)   (.10)
                                                     ---------------------------------------------------
Net asset value, end of period ......................        $12.53          $12.29      $12.07  $11.99
                                                     ==================================================

Total return ** .....................................          3.25%           6.86%       5.70%   1.79%

Ratios/supplemental data
Net assets, end of period (000's) ...................    $43,749         $34,899     $18,458    $507
Ratios to average net assets:
 Expenses ...........................................          1.16%*          1.16%       1.17%   1.17%*
 Net investment income ..............................          4.50%*          4.81%       4.96%   5.03%*
Portfolio turnover rate .............................          9.30%          20.40%      14.22%  11.85%

*Annualized.
**Total return does not reflect sales commissions or the contingent sales deferred sales charges, and is not annualized.
***For the period May 1, 1995 (effective date) to June 30, 1995.

See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, December 31, 1997 (unaudited)




                                                                                                        PRINCIPAL
 Franklin California Insured Tax-Free Income Fund                                                        AMOUNT        VALUE
 Long Term Investments 97.8%
 Bonds 97.4%
 ABAG, RDA Revenue, Tax Allocation, Pool A2, FSA Insured, 6.60%, 12/15/24 .......................       $10,775,000 $ 12,103,989
 Alameda County COP, Municipal Custodial Receipts, Series 1,
 BIG Insured, Pre-Refunded, 7.25%, 12/01/07 .....................................................         2,000,000    2,214,920
 Alameda County Water District Revenue COP, Water System Project,
 FGIC Insured, 6.00%, 6/01/20 ...................................................................         1,000,000    1,061,810
 Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 .....................        10,730,000   11,720,164
 Anaheim Public Financing Authority Revenue, Refunding, Local Agency,
 CFD, Series A MBIA Insured,  5.75%, 9/01/14 ....................................................         3,790,000    3,990,112
 Arcadia GO, USD, Series B, FGIC Insured, 5.875%, 7/01/20 .......................................         1,985,000    2,107,197
 Arcata Joint Powers Financing Authority Revenue, Tax Allocation,
 Community Development Project, Series A,  AMBAC Insured, 6.00%, 8/01/23 ........................         5,690,000    6,106,963
 Arcata Joint Powers Financing Authority, Wastewater Revenue,
 FSA Insured, 5.80%, 12/01/22 ...................................................................         1,080,000    1,152,738
 Baldy Mesa Water District COP, Water System Improvement Project, AMBAC Insured,
 6.40%, 8/01/17 .................................................................................           760,000      815,556
 6.45%, 8/01/24 .................................................................................         1,170,000    1,257,188
 Barstow RDA, Tax Allocation, Central Redevelopment Project,
 Series A, MBIA Insured, 6.25%, 9/01/22 .........................................................         2,000,000    2,181,720
 Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ............................         1,500,000    1,595,250
 Benicia COP, Refunding, Water System Project, AMBAC Insured, 6.125%, 11/01/17 ..................         2,995,000    3,199,049
 Benicia USD, Series A, AMBAC Insured, 6.85%, 8/01/16 ...........................................         5,900,000    6,545,932
 Berkeley COP, AMBAC Insured, 7.50%, 6/01/19 ....................................................         1,270,000    1,312,520
 Blythe Financing Authority, Lease Revenue, City Hall and County Courthouse Project,
 MBIA Insured,  5.50%, 9/01/27 ..................................................................         3,500,000    3,609,165
 Brea Public Finance Authority Revenue, Tax Allocation,
 Redevelopment Project, Series A, MBIA Insured,
 7.00%, 8/01/15 .................................................................................         1,520,000    1,681,044
 6.75%, 8/01/22 .................................................................................         1,550,000    1,696,119
 7.00%, 8/01/23 .................................................................................        12,185,000   13,433,353
 Buellton USD, Series A, MBIA Insured, 6.375%, 7/01/17 ..........................................         2,155,000    2,343,584
 Burbank PCR, Wastewater Treatment, Series A, FGIC Insured, 5.50%, 6/01/25 ......................         3,000,000    3,079,560
 Burbank RDA, Refunding, Tax Allocation, City Center Redevelopment Project,
 Series A, FSA Insured,  5.50%, 12/01/23 ........................................................         2,000,000    2,046,160
 Burbank Waste Disposal Revenue, Series B, AMBAC Insured, 6.00%, 5/01/22 ........................           665,000      694,327
 Calaveras County Water District Revenue, Refunding,
 COP, Water and Sewer System Improvement Project,
 AMBAC Insured, 6.00%, 5/01/16 ..................................................................         3,950,000    4,232,465
 Calexico CRDA Revenue, Tax Allocation, Refunding,
 Merged Central Business and Residential, FSA Insured,  5.85%, 8/01/15 ..........................         1,795,000    1,891,248
 Calexico USD, CFD No. 1, Special Tax, Refunding, AMBAC Insured, 5.60%, 9/01/17 .................         2,930,000    3,059,916
 California Educational Facilities Authority Revenue, MBIA Insured,
 Loyola Marymount, 5.75%, 10/01/24 ..............................................................         2,000,000    2,094,560
 Refunding, Santa Clara University, 5.75%, 9/01/21 ..............................................         3,350,000    3,543,932
 California Educational Facilities Authority Revenue,
 Pooled Facilities Program, MBIA Insured,
 7.625%, 11/01/12 ...............................................................................           335,000      345,509
 7.00%, 03/01/16 ................................................................................         1,000,000    1,073,330
 California Health Facilities Financing Authority Revenue,
 Adventist Health Systems West, Series A, MBIA Insured, 7.00%, 3/01/13 ..........................         3,000,000    3,275,640
 Adventist Health Systems West, Series B, MBIA Insured, 6.75%, 3/01/14 ..........................         5,065,000    5,485,699
 Marin General Hospital, Series A, FSA Insured, 7.00%, 8/01/15 ..................................         4,000,000    4,327,520
 Refunding, Catholic Health Facility, Series A, MBIA Insured, 6.00%, 7/01/17 ....................         5,000,000    5,408,350
 San Diego Hospital Association, MBIA Insured, 6.625%, 5/01/19 ..................................        11,110,000   11,543,401
 San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/12 .........................         2,425,000    2,613,180
 California Health Facilities Financing Authority Revenue, (cont.)
 San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/20 .........................       $ 4,850,000  $ 5,184,941
 Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 .............................         3,500,000    3,815,245
 Sharp Temecula Hospital, MBIA Insured, 7.05%, 8/01/21 ..........................................         3,000,000    3,306,990
 California HFA Revenue,
 Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ..........................................         5,250,000    5,580,593
 Series A, MBIA Insured, 7.15%, 8/01/11 .........................................................         1,315,000    1,412,691
 Series A, MBIA Insured, 8.20%, 2/01/20 .........................................................         4,100,000    4,228,248
 Series A, MBIA Insured, 7.20%, 2/01/26 .........................................................         3,450,000    3,687,429
 Series B, MBIA Insured, 6.80%, 8/01/11 .........................................................         1,815,000    1,952,414
 Series B, MBIA Insured, 8.625%, 8/01/15 ........................................................           245,000      257,005
 Series K, AMBAC Insured, 6.25%, 8/01/27 ........................................................         5,940,000    6,299,489
 California Public Capital Improvement Financing Authority Revenue,
 Pooled Projects, Series B, BIG Insured,  8.10%, 3/01/18 ........................................         9,275,000    9,529,135
 California Public School District, Financing Authority Lease Revenue,
 Refunding, Southern Kern USD, Series B,  FSA Insured, 5.90%, 9/01/26 ...........................         1,850,000    1,987,659
 California State Department of Water Resources,
 Central Valley Project, Water System Revenue, MBIA Insured,
 Refunding, Series L, 5.50%, 12/01/23 ...........................................................         5,000,000    5,096,850
 Refunding, Series Q, 5.375%, 12/01/27 ..........................................................        18,500,000   18,781,200
 Series J-3, 5.50%, 12/01/22 ....................................................................         2,500,000    2,527,625
 California State GO,
 AMBAC Insured, 6.30%, 9/01/06 ..................................................................         9,000,000   10,288,530
 FGIC Insured, 6.00%, 8/01/19 ...................................................................         2,255,000    2,425,613
 FGIC Insured, 6.00%, 5/01/20 ...................................................................         3,500,000    3,758,335
 MBIA Insured, 6.00%, 8/01/16 ...................................................................         4,400,000    4,732,904
 Various Purposes, MBIA Insured, 6.00%, 10/01/21 ................................................         1,000,000    1,061,800
 California State HFA Revenue, Home Mortgage,
 Series L, MBIA Insured, 6.40%, 8/01/27 .........................................................         8,375,000    9,035,369
 California State Loan Purchase Authority Revenue,
 Loan Contract, Series A, FSA Insured, Pre-Refunded,
 7.75%, 10/01/08 ................................................................................         2,000,000    2,098,540
 7.80%, 10/01/18 ................................................................................         3,365,000    3,532,005
 California State Local Government Finance Authority Revenue,
 Marin Valley Mobile Country Club Park
 Acquisition, Senior Series A, FSA Insured, 5.80%, 10/01/20 .....................................         4,275,000    4,559,801
 California State University and Colleges, Student Union Revenue, MBIA Insured,
 Bakersfield, Series A, 6.30%, 11/01/22 .........................................................         1,310,000    1,423,839
 San Bernardino, Series B, 6.30%, 2/01/22 .......................................................         2,375,000    2,577,588
 California State University, Fresno, Auxiliary Residence Student
 Project Revenue, MBIA Insured, 6.25%, 2/01/17 ..................................................         1,500,000    1,640,685
 California Statewide Communities Development Authority Revenue,
 COP, John Muir/Mt. Diablo Health System,  MBIA Insured,
 5.125%, 8/15/22 ................................................................................         5,000,000    4,947,950
 5.25%, 8/15/27 .................................................................................         3,750,000    3,738,600
 Cambria Community Services District Revenue, MBIA Insured,
 COP, Wastewater Treatment System Upgrade, 6.90%, 11/01/24 ......................................         1,000,000    1,148,540
 Water and Wastewater, Refunding, Series A, 6.00%, 5/01/15 ......................................         1,330,000    1,434,166
bCampbell COP, Refunding, Civic Center Project, MBIA Insured, 5.25%, 10/01/28 ...................         2,000,000    1,987,740
 Campbell Union School District, Series C, FGIC Insured,
 5.65%, 8/01/17 .................................................................................         1,000,000    1,056,530
 5.75%, 6/01/22 .................................................................................         1,000,000    1,065,240
 Carpinteria Sanitation District, Capital Facilities Revenue, FGIC Insured, 6.25%, 7/01/14 ......       $ 2,485,000  $ 2,690,808
 Central Coast Water Authority Revenue, State Water Project,
 Regional Facilities, AMBAC Insured,
 Pre-Refunded, 6.50%, 10/01/14 ..................................................................         2,500,000    2,791,200
 Pre-Refunded, 6.60%, 10/01/22 ..................................................................         4,650,000    5,211,441
 Refunding, Series B, 5.65%, 10/01/11 ...........................................................           595,000      628,516
 Refunding, Series B, 5.70%, 10/01/12 ...........................................................           620,000      653,052
 Refunding, Series B, 5.80%, 10/01/16 ...........................................................         1,020,000    1,077,834
 Refunding, Series B, 5.85%, 10/01/22 ...........................................................         2,800,000    2,958,424
 Central School District, San Bernardino County, AMBAC Insured, 5.60%, 5/01/16 ..................         3,035,000    3,135,823
 Cerritos Public Financing Authority Revenue, Los Coyotes
 Redevelopment Project Loan, Series A, AMBAC Insured,  5.75%, 11/01/22 ..........................         5,000,000    5,243,100
 Chico Public Financing Authority Revenue, Southeast Chico
 Redevelopment Project, Series A, FGIC Insured,  6.625%, 4/01/21 ................................           815,000      869,010
 Chino Basin Regional Financing Authority Revenue,
 Refunding, Municipal Water District, Sewer System Project,
 AMBAC Insured, 6.00%, 8/01/16 ..................................................................         2,000,000    2,146,560
 Chino COP, RDA, Refunding, Water System Improvement Project,
 AMBAC Insured, 6.20%, 9/01/18 ..................................................................         3,590,000    3,892,745
 Chula Vista Elementary School District COP, MBIA Insured, 6.60%, 8/01/16 .......................         2,940,000    3,032,581
 Chula Vista Public Finance Authority, Local Agency Revenue,
 Series 1995-A, FSA Insured, 6.125%, 9/02/14 ....................................................         3,875,000    4,270,676
 Coachella Valley Recreation and Park District, 1915 Act, Refunding,
Reassessment District No. 9, MBIA Insured,  6.20%, 9/02/16 ......................................         1,500,000    1,636,590
 Colton Joint USD, CFD, Special Tax, Refunding, Southridge Village,
 Phase III, FSA Insured, 5.90%, 9/01/14 .........................................................           500,000      502,510
 Contra Costa County COP,
 Buildings Acquisition Project, AMBAC Insured, 6.70%, 2/01/21 ...................................         1,250,000    1,311,600
 Public Facilities Corp., BIG Insured, 7.80%, 6/01/08 ...........................................         1,000,000    1,070,190
 Contra Costa Mosquito Abatement District, COP, Refunding,
 Public Improvements Project, FSA Insured,
 6.25%, 2/01/06 .................................................................................         2,065,000    2,190,118
 Contra Costa Water District, Revenue, Series G, MBIA Insured, 5.50%, 10/01/19 ..................         3,000,000    3,074,970
 Covina COP, Housing Revenue, AMBAC Insured, 7.00%, 3/01/17 .....................................         4,500,000    4,563,540
 Cupertino Union School District, Series B, FGIC Insured, 5.60%, 8/01/21 ........................        16,250,000   16,754,238
 Davis Joint USD No. 1, CFD, Special Tax, Refunding, MBIA Insured, 5.50%, 8/15/21 ...............         7,000,000    7,188,790
 Delano USD, Series A, FSA Insured, 6.10%, 5/01/17 ..............................................         1,105,000    1,183,422
 Dinuba GO, RDA Tax Allocation, Refunding, Redevelopment
 Project No. 2, Series A, MBIA Insured, 5.40%, 9/01/27 ..........................................         3,190,000    3,233,831
 Dublin-San Ramon Services District, COP, AMBAC Insured, 7.00%, 12/01/20 ........................         4,155,000    4,573,284
 East Bay MUD, Wastewater Treatment System Revenue,
 AMBAC Insured, Pre-Refunded, 7.20%, 6/01/20 ....................................................         2,000,000    2,183,900
 East Bay MUD, Water System Revenue,
 MBIA Insured, Pre-Refunded, 7.50%, 6/01/18 .....................................................         5,000,000    5,493,800
 Refunding, FGIC Insured, 6.00%, 6/01/20 ........................................................         6,900,000    7,325,385
 Refunding, Subordinate Lien, MBIA Insured, 5.00%, 6/01/21 ......................................        10,000,000    9,717,300
 East Side Union High School District, Santa Clara County,
 Series D, FGIC Insured, 5.75%, 9/01/17 .........................................................         1,200,000    1,260,444
 Eastern Municipal Water and Sewer District Revenue, COP,
 Refunding, Series A, FGIC Insured, 6.30%, 7/01/20 ..............................................         1,400,000    1,488,256
 El Cerrito RDA, Tax Allocation, Refunding, Redevelopment Project,
 Series A, FSA Insured, 6.80%, 7/01/19..........................................................          5,960,000    6,466,540
 El Dorado County Public Agency Financing Authority Revenue,
 Refunding, FGIC Insured,
 5.50%, 2/15/16 .................................................................................         2,250,000    2,322,045
 5.50%, 2/15/21 .................................................................................         3,500,000    3,598,140
 Eureka Public Financing Authority Revenue, Tax Allocation,
Eureka Redevelopment Project, FSA Insured,
 Pre-Refunded, 7.40%, 11/01/12 ..................................................................         6,900,000    7,240,446
 Fairfield Public Financing Authority Revenue, Municipal Park,
 ID No. 1, FGIC Insured, 6.30%, 7/01/23 .........................................................         4,750,000    5,133,278
 Farmersville USD, Series A, AMBAC Insured, 5.70%, 7/01/18 ......................................       $ 1,265,000  $ 1,319,711
 Fillmore Public Financing Authority Revenue, Refunding,
 Central City Redevelopment Project, Series A,
 AMBAC Insured, 5.75%, 10/01/16 .................................................................         2,525,000    2,664,027
 Fillmore USD, Series A, FGIC Insured, 5.60%, 7/01/22 ...........................................         5,645,000    5,888,017
 Folsom Public Financing Authority Revenue, Refunding, AMBAC Insured,
 6.00%, 10/01/08 ................................................................................         2,000,000    2,158,920
 6.00%, 10/01/12 ................................................................................         1,000,000    1,066,620
 6.00%, 10/01/19 ................................................................................         3,400,000    3,594,106
 Fontana RDA, Tax Allocation, Refunding, Southwest Industrial Park Project,
 FGIC Insured, 6.125%, 9/01/25 ..................................................................         5,850,000    6,291,617
 Fresno COP, City Hall Refinancing Project, AMBAC Insured, 6.25%, 8/01/19 .......................         1,000,000    1,057,560
 Fresno GO USD, FSA Insured,
Series B, 5.875%, 8/01/20 .......................................................................         4,000,000    4,241,360
 Series C, 5.375%, 8/01/21 ......................................................................         3,455,000    3,513,009
 Fresno Water System Revenue, Water Remediation Project,
 Series A, FGIC Insured, 5.875%, 6/01/20 ........................................................         7,140,000    7,534,342
 Fruitvale School District, Series B, MBIA Insured, 6.00%, 8/01/20 ..............................         1,780,000    1,887,743
 Glendale Hospital Revenue, Refunding, Adventist Health,
 Series A, MBIA Insured, 6.75%, 3/01/13 .........................................................         1,000,000    1,081,520
 Glendale RDA, Tax Allocation, Refunding, Central Glendale
Redevelopment Project, AMBAC Insured,  6.00%, 12/01/20 ..........................................         9,775,000   10,445,565
 Glendale GO USD, Series A, FGIC Insured, 5.375%, 9/01/22 .......................................         2,400,000    2,446,680
 Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 .........................         1,250,000    1,341,038
 Hercules COP, Refunding, Capital Improvement Projects,
 AMBAC Insured, 6.00%, 6/01/15 ..................................................................         1,000,000    1,071,300
 Hesperia Water District COP, Refunding, Water Facilities
 Improvement Projects, FGIC Insured, 7.15%, 6/01/26 .............................................         3,425,000    3,820,793
 Imperial Irrigation District COP,
 Electric System Project, MBIA Insured, 6.00%, 11/01/15 .........................................        13,375,000   14,377,590
 Water System Project, AMBAC Insured, 5.75%, 7/01/16 ............................................         5,050,000    5,328,104
 Indian Wells GO, RDA Revenue, Refunding, Tax Allocation,
 Consolidated Whitewater, MBIA Insured,  5.375%, 12/01/22 .......................................         1,300,000    1,318,369
 Kern County Board of Education COP, Administration Building
 Financing Project, MBIA Insured, 6.20%, 2/01/23 ................................................         8,535,000    8,712,699
 Kern County High School District, FSA Insured, ETM,
 6.625%, 8/01/14 ................................................................................         1,535,000    1,821,385
 6.625%, 8/01/15 ................................................................................         1,400,000    1,669,346
 King City Joint Union High School District, Series A,
 AMBAC Insured, 6.30%, 8/01/19 ..................................................................         3,460,000    3,698,429
 La Mirada RDA, Industrial Commercial Redevelopment Project,
 Series A, MBIA Insured, 6.60%, 8/15/21 .........................................................         3,080,000    3,300,836
 La Quinta RDA, Tax Allocation, Housing Redevelopment
 Project Areas No 1 & 2, MBIA Insured, 6.00%, 9/01/25 ...........................................         6,650,000    7,158,991
 Lake Arrowhead Community Services District COP, Refunding, FGIC Insured,
 6.125%, 6/01/05 ................................................................................         7,600,000    8,311,892
 6.50%, 6/01/15 .................................................................................        14,000,000   15,283,520
 Lake Elsinore Public Financing Authority Revenue, Tax Allocation,
 Lake Elsinore Redevelopment Projects,
 FGIC Insured,
 Series A, 6.25%, 2/01/19 .......................................................................         1,255,000    1,315,930
 Series C, 6.625%, 2/01/17 ......................................................................        12,840,000   13,622,726
 Lakewood Public Financing Authority, Water Revenue,
 FGIC Insured, 5.70%, 4/01/16 ...................................................................         2,485,000    2,595,359
 Lakewood RDA, Tax Allocation, Refunding, FSA Insured,
  Redevelopment Project No. 1, Series A, 6.50%, 9/01/17 .........................................         3,000,000    3,285,960
 Lancaster RDA, Tax Allocation, Refunding, Lancaster
Redevelopment Project No. 5, MBIA Insured, 6.85%, 2/01/19 .......................................        11,245,000   12,193,741

 Lincoln RDA, Tax Allocation, Local Government Finance
 Authority Revenue, AMBAC Insured, 9.00%
 8/01/11 ........................................................................................       $ 1,500,000  $ 1,534,995
 8/01/12 ........................................................................................           450,000      460,553
 Lincoln USD, CFD No. 1, AMBAC Insured, Pre-Refunded, 6.90%, 9/01/21 ............................         2,425,000    2,703,584
 Lodi COP,
 1996 Public Improvement Financing Project, MBIA Insured, 5.90%, 10/01/16 .......................         3,605,000    3,874,798
 Refunding, Wastewater Treatment Project, AMBAC Insured, 6.70%, 8/01/26 .........................         8,800,000   10,086,912
 Loma Linda Hospital Revenue, Loma Linda University Medical
Center Project, Series B, Refunding, AMBAC Insured,
 7.00%, 12/01/15 ................................................................................         1,910,000    2,044,197
 Long Beach Harbor Revenue, MBIA Insured,
 5.375%, 5/15/20 ................................................................................        10,000,000   10,054,000
 5.25%, 5/15/25 .................................................................................        18,370,000   18,158,194
 Long Beach RDA, Refunding, Downtown Redevelopment Project,
Series A, AMBAC Insured, Pre-Refunded,  7.75%, 11/01/10 .........................................         2,500,000    2,630,350
 Los Angeles County Capital Assets Leasing Corp.,
 Leasehold Revenue, Refunding, AMBAC Insured,  6.00%, 12/01/16 ..................................         3,000,000    3,174,930
 Los Angeles County COP, Refunding, San Pedro Peninsula
 Hospital Project, AMBAC Insured, 6.25%, 5/01/15 ................................................         5,825,000    6,200,713
 Los Angeles County Transport Commission Sales Tax,
 Proposition C, Second Senior Series A, Senior Lien, MBIA Insured, 6.00%, 7/01/23 ...............         2,000,000    2,110,740
 Series B, FGIC Insured, 6.50%, 7/01/13 .........................................................         2,740,000    2,967,447
 Series B, FGIC Insured, 6.50%, 7/01/15 .........................................................         5,025,000    5,442,125
 Los Angeles CRDA, Tax Allocation, Hollywood Redevelopment Project,
 Series B, MBIA Insured, 6.10%, 7/01/22 .........................................................         3,200,000    3,412,448
 Los Angeles Department of Water and Power, Electric Plant Revenue,
 FGIC Insured, 6.125%, 1/15/33 ..................................................................        17,215,000   18,382,005
 MBIA Insured, 6.00%, 8/15/32 ...................................................................         2,000,000    2,122,500
 Refunding, FGIC Insured, 6.00%, 2/01/28 ........................................................         3,500,000    3,699,150
 Los Angeles Department of Water and Power, Waterworks Revenue,
 Second Issue, FGIC Insured, 6.40%, 11/01/31 ....................................................         6,875,000    7,434,075
 Los Angeles Harbor Department Revenue, Series B,
 AMBAC Insured, 6.60%, 8/01/14 ..................................................................         3,790,000    4,145,805
 AMBAC Insured, 6.60%, 8/01/15 ..................................................................         2,000,000    2,187,760
 MBIA Insured, 6.20%, 8/01/25 ...................................................................         2,500,000    2,716,000
 Los Angeles Mortgage Revenue, Refunding, MBIA Insured,
Series I, 6.50%, 7/01/22 ........................................................................         2,000,000    2,196,300
 Los Angeles Wastewater System Revenue,
 Refunding, Series A, FGIC Insured, 6.00%, 12/01/18 .............................................        12,100,000   12,816,078
 Series B, AMBAC Insured, 6.00%, 6/01/22 ........................................................         3,250,000    3,436,940
 Lucia Mar GO USD, Series A, FGIC Insured, 5.40%, 8/01/22 .......................................         5,290,000    5,403,947
 Lynwood Public Financing Authority Revenue, Series A,
 AMBAC Insured, 5.75%, 9/01/18 ..................................................................         4,000,000    4,178,160
 Marysville Hospital Revenue, Fremont Rideout Health Group,
 AMBAC Insured, 6.30%, 1/01/22 ..................................................................         4,500,000    4,869,225
 Menlo Park CDA, Tax Allocation, Las Pulgas Community
 Development Project, Refunding, AMBAC Insured,
 5.375%, 6/01/22 ................................................................................        11,675,000   11,893,323
 Mesa Construction Water District COP, Water Project,
 FGIC Insured, 6.40%, 3/15/18 ...................................................................         5,600,000    6,063,456
 Metropolitan Water District, Southern California Waterworks Revenue,
 Series A, MBIA Insured, 5.50%, 7/01/25 .........................................................         8,750,000    8,997,275
 Modesto COP, Water System Improvement Project,
AMBAC Insured, 6.25%, 10/01/22 ..................................................................         5,000,000    5,463,550
 Modesto Health Facilities Revenue, Memorial Hospital Association,
 MBIA Insured, Refunding, Series A, 6.00%, 6/01/18 ..............................................         5,565,000    5,926,725
 Series 1991, 6.875%, 6/01/21 ...................................................................         1,500,000    1,662,060

 Modesto Irrigation District COP, Refunding and
 Capital Improvement Projects, Series A, MBIA Insured,
 6.00%, 10/01/21 ................................................................................       $ 3,000,000  $ 3,117,360
 Modesto Irrigation District, Financing Authority Revenue,
 Domestic Water Project, AMBAC Insured,
 Series A, 6.125%, 9/01/19 ......................................................................         2,000,000    2,129,160
 Series C, 5.75%, 9/01/22 .......................................................................         2,500,000    2,634,150
 Modesto Wastewater Treatment Facility Revenue,
 MBIA Insured, 5.75%, 11/01/22 ..................................................................        14,375,000   15,244,831
 Montclair RDA, Tax Allocation, Refunding,
 Redevelopment Project, Area No. 3, AMBAC Insured,
 5.40%, 12/01/17 ................................................................................         4,380,000    4,465,454
 5.50%, 12/01/27 ................................................................................         8,870,000    9,125,722
 Montebello Community RDA, Tax Allocation
 Housing, Series A, FSA Insured, 5.45%, 9/01/19 .................................................         1,100,000    1,124,684
 Refunding, Montebello Hills Redevelopment Project,
MBIA Insured, 5.60%, 3/01/19 ....................................................................         2,460,000    2,550,700
 Montebello USD, COP, Series B, MBIA Insured, 7.25%, 6/01/10 ....................................           720,000      784,411
 Monterey County COP, Refunding, Sheriff's Facilities Project,
 FSA, Insured, 5.25%, 12/01/17 ..................................................................         3,215,000    3,229,275
 Moreno Valley Public Finance Authority, Lease Revenue,
 AMBAC Insured, 5.50%, 11/01/22 .................................................................         1,285,000    1,319,759
 Moulton Niguel Water District,
 AMBAC Insured, Pre-Refunded, 7.25%, 4/01/16 ....................................................         1,420,000    1,545,883
 Refunding, Consolidated Improvement Districts,
 MBIA Insured, 5.25%, 9/01/13 ...................................................................         4,180,000    4,224,266
 Mountain View COP, Improvement Financing Authority Revenue,
 City Hall/Community Theatre, MBIA Insured,  6.50%, 8/01/16 .....................................         1,500,000    1,621,365
 Mountain View School District, Refunding, CFD, Special Tax,
 Series A, FSA Insured, 7.25%, 10/01/11 .........................................................         2,535,000    2,718,965
 Mt. Diablo USD, CFD No. 1, Special Tax,
 AMBAC Insured, 6.25%, 8/01/14 ..................................................................           500,000      539,815
 FSA Insured, 6.00%, 8/01/24 ....................................................................         1,000,000    1,076,060
 Refunding, AMBAC Insured, 5.75%, 8/01/15 .......................................................         1,000,000    1,057,220
 Refunding, AMBAC Insured, 5.75%, 8/01/16 .......................................................         2,270,000    2,391,059
 Refunding, AMBAC Insured, 5.375%, 8/01/19 ......................................................         7,290,000    7,417,867
 Murrieta Water, Public Financing Authority, Special Tax Revenue,
 Refunding, Senior Lien, Series A, FSA Insured,
 5.60%, 10/01/15 ................................................................................         1,235,000    1,281,313
 5.70%, 10/01/21 ................................................................................         2,630,000    2,739,092
 National City Joint Powers Authority, Lease Revenue,
 National City Police Facilities Project, AMBAC Insured,   6.75%,10/01/17 .......................         2,000,000    2,194,840
 Natomas GO USD, Refunding, FGIC Insured, 5.20%, 9/01/19 ........................................         5,000,000    5,013,450
 Nevada Irrigation District Revenue COP, Cascade Bench Flume Project,
 MBIA Insured, 5.50%, 1/01/17 ...................................................................         4,600,000    4,757,136
 North City West School Facilities, Financing Authority,
 Special Tax, Refunding, Series B, FSA Insured,
 5.75%, 9/01/15 .................................................................................         1,260,000    1,338,284
 6.00%, 9/01/19 .................................................................................         2,500,000    2,706,475
 Northern California Power Agency Revenue, Multiple Capital Facilities,
 Series A, MBIA Insured, 6.50%, 8/01/12.........................................................          5,000,000    5,503,350
 Northern California Power Agency Revenue, Refunding,
 Public Power Hydroelectric Project No. 1,
 AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23 ....................................................         3,200,000    4,188,288
 Series A, MBIA Insured, 5.50%, 7/01/23 .........................................................         4,000,000    4,049,000
 Northern California Transmission Revenue, California/Oregon Transmission Project,
 Series A, MBIA Insured,
 6.25%, 5/01/10 .................................................................................         2,500,000    2,705,925
 6.50%, 5/01/16 .................................................................................         4,000,000    4,386,480
 5.25%, 5/01/20 .................................................................................        31,400,000   31,435,168
 6.00%, 5/01/24 .................................................................................        18,335,000   19,153,474
 Pre-Refunded, 7.00%, 5/01/10 ...................................................................         4,000,000    4,324,200
 Norwalk Community Facilities Financing Authority, Lease Revenue, MBIA Insured, 6.90%, 2/01/21 ..       $ 5,810,000  $ 6,213,388
 Oakland Special Revenue, Refunding, Series A, FGIC Insured, 7.60%, 8/01/21 .....................         4,000,000    4,162,960
 Oceanside Community COP,
 Community Development, Public Parking Project, FSA Insured, Pre-Refunded, 7.875%, 4/01/19 ......         3,940,000    4,775,438
 Corporation Yard Project, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/21 ..........................         4,715,000    5,405,370
 Refunding, Civic Center Project, MBIA Insured, 5.75%, 8/01/15 ..................................         1,000,000    1,057,220
 Water Use Finance Association of California, Series A, AMBAC Insured, 6.50%, 10/01/17 ..........         5,000,000    5,493,800
 Ontario Redevelopment Financing Authority Revenue,
 Ontario Redevelopment Project No. 1, MBIA Insured, ETM,
 5.80%, 8/01/23 .................................................................................        10,000,000   10,453,700
 Orange County CFD No. 8, Special Tax, Rancho Santa Margarita, Series A, FSA Insured,
 7.30%, 8/15/09 .................................................................................         5,000,000    5,344,000
 Pre-Refunded, 7.625%, 7/01/18 ..................................................................        10,000,000   10,391,100
 Orange County COP, Juvenile Justice Center Facilities, AMBAC Insured,
 6.375%, 6/01/11 ................................................................................         4,770,000    5,122,408
 6.00%, 6/01/17 .................................................................................         5,000,000    5,287,600
 Orange County Financing Authority Revenue, Tax Allocation,
 Refunding, Series A, MBIA Insured, 6.50%, 9/01/22 ..............................................         3,500,000    3,800,020
 Oroville Public Finance Authority, Tax Allocation Revenue,
 Oroville Redevelopment Project No. 1, AMBAC Insured,
 5.90%, 9/15/21 .................................................................................         1,245,000    1,331,117
 6.10%, 9/15/23 .................................................................................         2,890,000    3,141,806
 Oxnard Financing Authority, Solid Waste Revenue, AMBAC Insured, 6.00%, 5/01/16 .................         5,000,000    5,353,050
 Oxnard Financing Authority Wastewater Revenue, FGIC Insured, 5.50%, 6/01/14 ....................         2,800,000    2,860,088
 Oxnard Public Facilities Corp. COP, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/06 ................         3,040,000    3,213,280
 Oxnard Union High School District, Series B, FSA Insured, 5.875%, 8/01/27 ......................         3,615,000    3,853,084
 Pajaro Valley USD, COP, School Facilities Bridge Funding Program, FSA Insured, 5.75%, 9/01/17 ..         1,250,000    1,327,400
 Palm Desert Financing Authority Tax Allocation Revenue,
 Project Area No. 2, Series A, MBIA Insured,
 5.95%, 8/01/24 .................................................................................         2,490,000    2,660,241
 5.85%, 8/01/25 .................................................................................         1,380,000    1,458,605
 Palm Springs USD,
 Series C, MBIA Insured, 6.125%, 2/01/20 ........................................................           500,000      537,340
 Series D, FGIC Insured, 5.90%, 2/01/21 .........................................................         1,000,000    1,062,520
 Paramount USD, COP, Master Lease Program, FSA Insured, 6.30%, 9/01/26 ..........................         4,750,000    5,238,538
 Parlier USD, Series B, AMBAC Insured, 6.00%, 6/01/16 ...........................................         1,130,000    1,225,496
 Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 8/01/13 ..............................         1,000,000    1,045,990
 Pico Rivera Public Financing Authority Revenue, Refunding,
 Water Enterprise Project, Series A, FGIC Insured,  6.00%, 12/01/17 .............................         8,000,000    8,508,720
 Pinole RDA, Tax Allocation, Pinole Vista Redevelopment Project,
 Series A, MBIA Insured, 6.125%, 8/01/17 ........................................................         1,000,000    1,061,870
 Placer County COP, MBIA Insured,
 Administrative and Emergency Services, 5.65%, 6/01/24 ..........................................         4,000,000    4,174,120
 Jail Kitchen Project, 6.90%, 10/01/21 ..........................................................         3,745,000    4,272,745
 Placer County Water Agency Revenue COP, FSA Insured, 5.90%, 7/01/25 ............................         2,350,000    2,500,870
 Pleasant Hill RDA, Tax Allocation, Refunding,
 Pleasant Hill Commons Project, FSA Insured, 6.90%, 7/01/21 .....................................         5,500,000    6,036,250
 Pleasant Valley School District, Ventura County COP,
 Refunding, Tierra Linda School, MBIA Insured,  5.70%,8/01/18 ...................................         1,400,000    1,421,938
 Pleasanton GO USD, Series A, MBIA Insured, 5.50%, 8/01/21 ......................................         1,000,000    1,021,670
 Port Hueneme RDA, Tax Allocation, Refunding, Central Community
 Redevelopment Project, AMBAC Insured,  5.50%, 5/01/23 ..........................................         2,000,000    2,043,300

 Porterville COP, Refunding, AMBAC Insured,
 Sewer System and Improvement Project, 6.30%, 10/01/18 ..........................................       $ 4,935,000  $ 5,358,719
 Sewer System Project, 6.30%, 10/01/18 ..........................................................         6,075,000    6,596,600
 Sewer System Refining Project, 5.25%, 10/01/23 .................................................         5,000,000    4,985,550
 Ramona Municipal Water District COP, Refunding, AMBAC Insured, 7.20%, 10/01/10 .................         3,000,000    3,287,700
 Redding Electric System Revenue, Refunding, COP, Series A, FGIC Insured, 5.50%, 6/01/11 ........         5,000,000    5,215,650
 Redding Joint Powers Financing Authority, Lease Revenue,
 Civic Center Project, Series A, MBIA Insured,
 5.75%, 3/01/19 .................................................................................         3,090,000    3,262,422
 5.25%, 3/01/26 .................................................................................         2,075,000    2,078,071
 Redding Joint Powers Financing Authority, Water Revenue,
 Series A, AMBAC Insured, 5.60%, 6/15/13 ........................................................         3,230,000    3,380,034
 Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment,
 Series C, FSA Insured, 6.00%, 9/01/22 ..........................................................         2,120,000    2,254,641
 Redlands USD, Series B, FSA Insured, 6.25%, 6/01/19 ............................................         2,115,000    2,297,821
 Redwood City Public Financing Authority Revenue, Local Agency,
 Series A, AMBAC Insured, 6.50%, 7/15/11........................................................          2,745,000    2,978,380
 Riverside County COP, Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 ......................         3,000,000    3,220,770
 Riverside County Public Financing Authority, Lease Revenue,
 AMBAC Insured, 5.375%, 10/01/22 ................................................................         1,590,000    1,608,492
 Riverside RDA, Series A,
 Lease Revenue, AMBAC Insured, 6.375%, 10/01/23 .................................................        12,540,000   13,892,314
 Lease Revenue, AMBAC Insured, 6.50%, 10/01/24 ..................................................         2,000,000    2,229,940
 Refunding, Tax Allocation, Merged Redevelopment Project, MBIA Insured, 5.625%, 8/01/23 .........         2,200,000    2,258,740
 Rubidoux Community Service District COP, Water System
 Improvement Project, AMBAC Insured, 6.20%, 12/01/14 ............................................         2,510,000    2,719,886
 Sacramento Area Flood Control Agency, FGIC Insured,
 Capital AD No. 2, 5.80%, 11/01/16 ..............................................................         1,000,000    1,067,000
 Capital AD No. 2, 5.375%, 10/01/25 .............................................................         3,675,000    3,726,119
 Operation & Maintenance, 5.80%, 11/01/16 .......................................................         1,475,000    1,573,825
 Operation & Maintenance, 5.90%, 11/01/25 .......................................................         2,690,000    2,892,530
 Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17 ...............         5,920,000    6,353,522
 Sacramento County COP, Public Facilities Project, MBIA Insured, 5.375%, 2/01/19 ................         1,350,000    1,374,179
 Sacramento MUD, Electric Revenue,
 Refunding, Senior Lien, Series A, MBIA Insured, 5.75%, 8/15/13 .................................         1,425,000    1,477,896
 Series E, MBIA Insured, 5.75%, 5/15/22 .........................................................         4,250,000    4,420,043
 Series I, MBIA Insured, 6.00%, 1/01/24 .........................................................         4,000,000    4,263,400
 Series J, AMBAC Insured, 5.50%, 8/15/21 ........................................................         8,485,000    8,731,829
 Sacramento RDA, Tax Allocation, Merged Downtown Redevelopment Project,
 Series A, MBIA Insured,  6.50%, 11/01/13 .......................................................         2,000,000    2,148,760
 Saddleback Community College District COP, 1996 Capital Improvement
Financing Project, MBIA Insured,  5.50%, 6/01/15 ................................................         3,200,000    3,317,856
 Saddleback Valley USD, Public Financing Authority, Special Tax Revenue,
 Refunding, Series A, FSA Insured,  5.65%,9/01/17 ...............................................         3,500,000    3,634,225
 Salida Area Public Facilities Financing Agency, CFD, Special Tax,
 Refunding, No. 1988-1, FSA Insured,  5.25%, 9/01/28 ............................................         5,000,000    4,976,950
 Salinas RDA, Tax Allocation, Central City Revitalization Project,
 Series A, FSA Insured, 5.50%, 11/01/23 .........................................................         2,000,000    2,059,020
 San Bernardino County COP, 1997 Public Improvement Financing Project,
 MBIA Insured, 5.25%, 10/01/25 ..................................................................         7,000,000    7,017,640
 San Bernardino County Mortgage Revenue, Refunding,
 Don Miguel Apartments Project, MBIA Insured,  6.40%, 3/01/25 ...................................         5,680,000    6,012,450
 San Bernardino Joint Powers Financing Authority Revenue,
 Tax Allocation, Refunding,
 Northwest Redevelopment Project, Series E, MBIA Insured,
 Pre-Refunded, 7.375%, 1/01/15 ..................................................................         1,965,000    2,131,455
 Series A, FSA Insured, 5.75%, 10/01/25 .........................................................         1,950,000    2,047,656
 San Bernardino Joint Powers Financing Authority Revenue,
 Tax Allocation, Refunding, (cont.)
 Southeast Industrial Park, Series F, MBIA Insured, Pre-Refunded, 7.375%, 3/01/14 ...............       $ 3,515,000  $ 3,830,823
 State College Project No. 4, AMBAC Insured, Pre-Refunded, 7.20%, 9/01/08 .......................         4,265,000    4,571,440
 San Bernardino Municipal Water and Sewer Department, COP, FGIC Insured, 6.25%, 2/01/17 .........         5,750,000    6,103,165
 San Bernardino RDA, Capital Appreciation, Series B, AMBAC Insured, 7.70%, 1/10/09 ..............         2,382,000    4,388,454
 San Buenaventura COP, Water Project, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/20 ..............         2,000,000    2,218,180
 San Buenaventura Public Facilities, Financing Authority Lease
 Revenue, Refunding, FSA Insured, 5.75%, 6/01/14 ................................................         2,250,000    2,385,630
 San Carlos RDA, Tax Allocation, Refunding, San Carlos
 Redevelopment Project, Series A, MBIA Insured,  5.50%, 9/01/26 .................................         1,785,000    1,837,068
 San Diego Community College District COP, Series 1991, MBIA Insured, 6.50%, 12/01/12 ...........         2,000,000    2,179,740
 San Diego IDR, San Diego Gas & Electric,
 Custodial Receipts, Series A, AMBAC Insured, 6.40%, 9/01/18 ....................................         1,650,000    1,800,431
 San Diego Mortgage Revenue, Refunding, University
 Canyon North, Series A, MBIA Insured,
 5.125%, 7/01/03 ................................................................................           245,000      251,889
 5.75%, 7/01/25 .................................................................................         3,105,000    3,207,807
 San Francisco BART District, Sales Tax Revenue, FGIC Insured,
 6.60%, 7/01/12 .................................................................................         2,580,000    2,815,554
 5.50%, 7/01/15 .................................................................................         2,000,000    2,069,840
 5.50%, 7/01/20 .................................................................................        10,000,000   10,244,900
 San Francisco City and County Airports Commission,
 International Airport Revenue, Second Series, FGIC Insured,
 Issue 5, 6.50%, 5/01/24 ........................................................................         6,900,000    7,598,763
 Issue 8A, 6.25%, 5/01/20 .......................................................................         3,500,000    3,761,835
 Issue 9B, 6.00%, 5/01/25 .......................................................................         6,400,000    6,835,136
 Issue 11, 6.00%, 5/01/11 .......................................................................         2,105,000    2,260,581
 San Francisco City and County Sewer Revenue, Refunding,
 AMBAC Insured, 6.00%, 10/01/11 .................................................................         2,000,000    2,150,020
 San Gabriel USD, COP, School Facilities Development Program,
 Series A, FSA Insured, 6.00%, 9/01/15 ..........................................................         1,000,000    1,080,520
 San Jacinto USD, COP, Refunding Project, AMBAC Insured,
 6.50%, 10/01/23 ................................................................................         3,000,000    3,282,810
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
 Refunding, Series A, MBIA Insured,
 5.375%, 1/15/29 ................................................................................         8,500,000    8,559,585
 5.25%, 1/15/30 .................................................................................         5,000,000    4,992,200
 San Jose Financing Authority Revenue, Convention Project,
 Series C, FSA Insured, 6.40%, 9/01/17 ..........................................................         8,740,000    9,398,559
 San Jose-Santa Clara Water Financing Authority, Sewer Revenue,
 Series A, FGIC Insured, 5.375%, 11/15/20 .......................................................         1,500,000    1,519,935
 San Luis Water Districts Revenue COP, Refunding & Capital Improvement Project,
 AMBAC Insured, 5.50%,  11/01/16 ................................................................         1,260,000    1,302,462
 San Marcos Public Facilities Authority Revenue, Tax Allocation,
 Refunding, Series A, FSA Insured, 5.50%, 08/01/23 ..............................................        10,495,000   10,695,979
 San Mateo County Joint Powers Financing Authority, Lease Revenue,
 San Mateo County Health Care Center,
 Series A, FSA Insured, 5.75%, 7/15/22 ..........................................................         2,750,000    2,874,218
 San Mateo County Transit District Revenue, Sales Tax, Series A, MBIA Insured,
 6.70%, 6/01/10 .................................................................................         4,100,000    4,224,312
 6.50%, 6/01/20 .................................................................................         6,700,000    6,897,851
 San Ramon COP,
 Central Park Expansion Project, FSA Insured, Pre-Refunded, 7.20%, 2/01/25 ......................         5,110,000    6,059,694
 Refunding, Capital Improvement Project, AMBAC Insured, 7.05%, 3/01/21 ..........................        12,070,000   13,234,031
 Sanger Public Financing Authority Revenue, Utility System Financing,
 Series A, AMBAC Insured, 5.70%, 1/01/22 ........................................................         5,935,000    6,215,607
 Sanger USD, Series A, FSA Insured, 5.60%, 8/01/14 ..............................................         1,000,000    1,037,380
 Santa Ana COP, Refunding, Parking Facilities Project,
 Series A, AMBAC Insured, 6.125%, 6/01/16 .......................................................         3,250,000    3,496,480
 Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 .....................         1,000,000    1,078,070
 Santa Ana HMR, Series A, FGIC Insured, 8.875%, 6/01/17 .........................................             5,000        5,445
 Santa Barbara COP, Refunding, AMBAC Insured,
 Municipal Improvement Program, 6.15%, 8/01/17 ..................................................       $ 3,575,000  $ 3,822,247
 Water System Improvement Project, 6.70%, 4/01/27 ...............................................         6,500,000    7,155,655
 Santa Clara County COP, Board of Education Partners,
 Administration Building Project, Series A, MBIA Insured,
 6.00%, 4/01/25 .................................................................................         1,555,000    1,654,116
 Santa Clara County COP, Refunding, Capital Project I, AMBAC Insured, 6.25%, 10/01/16 ...........         4,500,000    4,799,115
 Santa Clara County Transit District, Sales Tax Revenue,
 Series A, AMBAC Insured, 6.25%, 6/01/21 ........................................................         1,000,000    1,062,450
 Santa Clara Electric Revenue, Series A, MBIA Insured,
 6.50%, 7/01/21 .................................................................................         1,350,000    1,459,782
 5.75%, 7/01/24 .................................................................................         1,500,000    1,536,045
 Santa Clara RDA, Tax Allocation, Refunding, Bayshore North Project,
 AMBAC Insured, 7.50%, 6/01/08 ..................................................................           900,000      920,979
 Santa Cruz County COP, Sub-Joint Wastewater Treatment Project,
 AMBAC Insured, 6.20%, 9/01/19 ..................................................................         2,675,000    2,900,931
 Santa Fe Springs RDA, Tax Allocation, Redevelopment Project,
 Series A, MBIA Insured, 6.40%, 9/01/22 .........................................................        11,830,000   13,013,237
 Santa Fe Springs, Series A,
 Public Financing Authority, Water Revenue, MBIA Insured, 5.90%, 5/01/21 ........................           900,000      961,605
 Public Financing Authority, Water Revenue, MBIA Insured, 5.90%, 5/01/26 ........................         1,190,000    1,271,456
 RDA Revenue, Tax Allocation, AMBAC Insured, Pre-Refunded, 7.25%, 8/01/14 .......................         2,750,000    2,940,575
 Santa  Margarita/Dana Point Authority Revenue,  Refunding,  ID 3, 3A, 4 and 4A,
 Series B, MBIA Insured, 5.75%,
 8/01/20 ........................................................................................        39,500,000   41,290,535
 Santa Maria COP, Local Water System, Refunding, FGIC Insured, 5.50%, 8/01/13 ...................         3,675,000    3,789,109
 Santa Monica Community College District, Series B,
 AMBAC Insured, 5.75%, 7/01/20 ..................................................................         2,495,000    2,627,235
 Santa Rosa High School District,
 FGIC Insured, 5.90%, 5/01/16 ...................................................................         1,000,000    1,064,060
 FGIC Insured, 5.50%, 5/01/20 ...................................................................         4,450,000    4,563,742
 Refunding, FSA Insured, 5.75%, 5/01/18 .........................................................         1,050,000    1,102,973
 Santa Rosa Wastewater Service Facilities District, Refunding & Improvement,
 AMBAC Insured, 6.00%, 7/02/15 ..................................................................         2,000,000    2,271,620
 Santa Rosa Water Revenue, Series A,
 FGIC Insured, Pre-Refunded, 7.00%, 9/01/16 .....................................................         2,500,000    2,669,600
 Subregional Wastewater Project, AMBAC Insured, Pre-Refunded, 6.50%, 9/01/16 ....................         2,000,000    2,163,160
 Scotts Valley GO USD, Series B, FGIC Insured,
 5.40%, 8/01/22 .................................................................................         4,005,000    4,064,594
 5.50%, 8/01/27 .................................................................................         6,720,000    6,895,661
 Sebastopol GO CDA, Refunding, Tax Allocation, Community
 Development Project, MBIA Insured, 5.25%, 12/01/21 .............................................         2,250,000    2,255,805
 Selma Public Financing Authority Revenue, Series A, MBIA Insured,
 5.80%, 9/15/11 .................................................................................           145,000      148,608
 5.80%, 9/15/12 .................................................................................           125,000      127,984
 5.875%, 9/15/22 ................................................................................         2,400,000    2,455,704
 Sequoia Union High School District, FSA Insured, 5.70%, 7/01/24 ................................         4,885,000    5,121,923
 Simi Valley Public Financing Authority Revenue, Refunding,
 MBIA Insured, 5.75%, 9/01/23 ...................................................................         5,000,000    5,183,850
 Sonoma CDA, COP, Refunding, Sonoma Creek Senior Housing Project,
AMBAC Insured, 6.75%, 2/01/13 ...................................................................         1,325,000    1,410,383
 Sonoma Valley USD, FSA Insured, 6.00%, 7/15/21 .................................................         2,400,000    2,598,000
 South Coast Air Quality Management District Revenue,
 Refunding, Building Corp., MBIA Insured, 5.50%, 8/01/14 ........................................         9,700,000    9,973,734
 South Orange County Public Financing Authority Revenue,
 Refunding, Special Tax, Senior Lien, Series A,  MBIA Insured,
 6.20%, 9/01/13 .................................................................................        13,500,000   14,743,890
 6.00%, 9/01/18 .................................................................................         3,250,000    3,467,068

 Southern California Public Power Authority, Power Project Revenue,
 San Juan Unit 3, Series A, MBIA Insured,  5.00%, 1/01/20 .......................................       $ 2,500,000  $ 2,428,550
 Southern California Public Power Authority Revenue, MBIA Insured,
 Sub-Crossover Refunding, Southern
 Transmission Project, Subordinated Lien, 5.50%, 7/01/20 ........................................         3,820,000    3,874,435
 Southgate Public Financing Authority Revenue, Tax Allocation,
 Southgate Redevelopment Project No. 1,
 AMBAC Insured, 5.875%, 9/01/24 .................................................................         5,000,000    5,262,000
 Stockton COP, AMBAC Insured,
 Refunding, Wastewater System Project, 5.75%, 9/01/23 ...........................................         6,500,000    6,773,130
 Wastewater Facility, Pre-Refunded, 7.40%, 9/01/10 ..............................................         1,000,000    1,034,000
 Stockton Port District, Port Facilities Revenue, Refunding & Improvement,
 Series B, FSA Insured, 5.90%, 7/01/12 ..........................................................         4,300,000    4,658,491
 Suisun City RDA, Tax Allocation, Refunding, Suisun City Redevelopment Project,
 MBIA Insured, 5.625%, 10/01/13 .................................................................         4,260,000    4,449,272
 Sulphur Springs USD, COP, Series 1991, AMBAC Insured, 7.20%, 2/01/21 ...........................           800,000      882,936
 Sunnyvale RDA, Parking Revenue, Refunding, AMBAC Insured, 6.50%, 10/01/22 ......................         5,485,000    5,869,882
 Sunnyvale RDA, Tax Allocation, Refunding,
 Central Core Project, AMBAC Insured, 6.50%, 10/01/22 ...........................................         2,785,000    2,980,423
 Susanville Public Financing Authority Revenue, Series A, AMBAC Insured, 6.30%, 9/01/17 .........         4,000,000    4,255,160
 Taft COP, Sewer Facilities Improvement Project,
 FSA Insured, Pre-Refunded, 7.25%, 8/01/15 ......................................................         1,335,000    1,388,333
 Tahoe-Truckee Joint USD, FGIC Insured,
 Series A, 6.00%, 9/01/17 .......................................................................         5,000,000    5,357,200
 Series B, 5.95%, 9/01/20 .......................................................................         3,620,000    3,916,623
 Tehachapi Water and Sewer Revenue, Refunding,
 MBIA Insured, 6.75%, 11/01/20 ..................................................................         2,000,000    2,273,360
 Thousand Oaks RDA, Tax Allocation, Refunding,
Thousand Oaks Blvd. Redevelopment, MBIA Insured,
 5.375%, 12/01/25 ...............................................................................         3,390,000    2,423,771
 Tracy CFD, Special Tax, Refunding, Senior Series A, FSA Insured, 5.70%, 9/01/20 ................         5,480,000    5,616,507
 Travis USD, COP, Refunding & Capital Improvement Projects, AMBAC Insured,
 5.40%, 9/01/19 .................................................................................         1,075,000    1,100,682
 5.45%, 9/01/27 .................................................................................         6,115,000    6,260,659
 Tri-City Hospital District Revenue, MBIA Insured,
 6.00%, 2/01/22 .................................................................................         2,350,000    2,440,710
 Refunding, Series A, 5.625%, 2/15/17 ...........................................................         2,750,000    2,864,950
 Tulare Sewer Revenue, Refunding, AMBAC Insured, 5.70%, 11/15/18 ................................         1,500,000    1,558,544
 Turlock Auxiliary Organization Revenue COP, California State University,
 Stanislaus Foundation, MBIA Insured,  5.875%, 6/01/22 ..........................................         2,000,000    2,133,800
 Turlock Irrigation District Revenue, Refunding, Series A,
 MBIA Insured, 5.75%, 1/01/18 ...................................................................         7,125,000    7,369,030
 Union City CRDA, Tax Allocation Revenue, Community
 Redevelopment Project, AMBAC Insured, 5.75%, 10/01/22 ..........................................         6,200,000    6,458,415
 Upland COP,
 Refunding, Police Building Project, AMBAC Insured, 6.60%, 8/01/16 ..............................         3,985,000    4,367,718
 Water System Improvement Project, FGIC Insured, 6.60%, 8/01/16 .................................         2,385,000    2,619,254
 Vacaville Public Financing Authority Revenue, Tax Allocation,
 Refunding, Vacaville Redevelopment Project,
 MBIA Insured, 6.35%, 9/01/22 ...................................................................         1,355,000    1,434,348
 Vallejo Revenue, Water Improvement Project, Refunding,
 Series A, FSA Insured, 5.875%, 5/01/26 .........................................................        12,500,000   13,382,750
 Walnut Valley Water District COP, Badillo Grand Transmission Project,
 FGIC Insured, 6.125%, 2/01/18 ..................................................................         2,200,000    2,327,335
 Watsonville Solid Waste Revenue, MBIA Insured, 6.50%, 5/15/16 ..................................         1,800,000    1,910,303
 Waugh School District, Special Tax, Corona/Ely CFD No. 1,
AMBAC Insured, 5.80%, 9/01/26 ...................................................................         5,640,000    5,920,025
 West and Central Basin Financing Authority, California Revenue,
 Refunding, Central Basin Project, Series A,
 AMBAC Insured,
 5.375%, 8/01/17 ................................................................................         4,330,000    4,417,725
 5.125%, 8/01/22 ................................................................................         5,500,000    5,457,980
 West Basin Municipal Water District Revenue COP, Refunding,
1992 Project, Series A, AMBAC Insured,
 5.50%, 8/01/17 .................................................................................       $ 3,370,000  $ 3,489,533
 5.50%, 8/01/22 .................................................................................         2,750,000    2,835,414
 West Sacramento Financing Authority Revenue,
 MBIA Insured, 6.25%, 9/01/16 ...................................................................         4,185,000    4,602,913
 Water System Improvement Project, FGIC Insured, 5.50%, 8/01/15 .................................         4,500,000    4,614,344
 Water System Improvement Project, FGIC Insured, 5.50%, 8/01/24 .................................         1,685,000    1,718,380
 West Sacramento RDA, Tax Allocation, West Sacramento
 Redevelopment Project, MBIA Insured, 6.25%, 9/01/21 ............................................         3,340,000    3,563,378
 William S. Hart Joint School Authority, Special Tax Revenue,
 Refunding, CFD, FSA Insured, 6.60%, 9/01/18 ....................................................         1,285,000    1,441,525
 Windsor Joint Powers Financing Authority, Wastewater Revenue,
 Refunding, Series A, AMBAC Insured,
 6.125%, 12/15/12 ...............................................................................           750,000      819,307
 Yuba City USD, COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22 ..........................         2,000,000    2,004,200
 Yucaipa-Sweetwater School Facilities Financing Authority,
 Special Tax Revenue, Sweetwater-Ranch Del Rey Middle
 School, Series A, MBIA Insured, 5.70%, 9/01/19 .................................................         5,000,000    5,174,900
                                                                                                                   -------------
 Total Bonds (Cost $1,571,000,475) ..............................................................                  1,682,477,599
                                                                                                                   -------------
 Zero Coupon Bonds .4%
 San Bernardino County SFMR, Series A, GNMA Secured,
 ETM, 05/01/22 (Cost $5,141,563).................................................................        28,405,000    7,591,520
                                                                                                                   -------------
 Total Long Term Investments (Cost $1,576,142,038) ..............................................                  1,690,069,119
                                                                                                                   -------------
aShort Term Investments .7%
 California PCFA Revenue, Refunding, Daily VRDN and Put,
 Pacific Gas and Electric Co., Series C, 4.75%, 11/01/26 ........................................         1,800,000    1,800,000
 Shell Oil Co. Project, Series A, 4.90%, 10/01/06 ...............................................           500,000      500,000
 Shell Oil Co. Project, Series A, 4.90%, 10/01/08 ...............................................         1,800,000    1,800,000
 Shell Oil Co. Project, Series A, 4.90%, 10/01/09 ...............................................           200,000      200,000
 Irvine Ranch Water District,
 Consolidated ID GO, Daily VRDN and Put, 4.85%, 6/01/15 .........................................           300,000      300,000
 Consolidated, Refunding GO, Series A, Daily VRDN and Put, 4.85%, 5/01/09 .......................         2,500,000    2,500,000
 Consolidated, Refunding, Series B, Daily VRDN and Put, 4.75%, 8/01/09 ..........................           800,000      800,000
 DATES, Series C, GO, Daily VRDN and Put, 5.00%, 10/01/10 .......................................           900,000      900,000
 District Nos. 105, 140, 240 and 250, Weekly VRDN and Put, 5.00%, 10/01/10 ......................         1,900,000    1,900,000
 Tustin GO, 1915 Act, Reassessment District No. 95-2,
 Series A, Daily VRDN and Put, 5.00%, 9/02/13 ...................................................           600,000      600,000
                                                                                                                   -------------
 Total Short Term Investments (Cost $11,300,000) ................................................                     11,300,000
                                                                                                                   -------------
 Total Investments (Cost $1,587,442,038) 98.5% ..................................................                  1,701,369,119
 Other Assets, less Liabilities, 1.5% ...........................................................                     26,074,107
                                                                                                                   -------------
 Net Assets 100.0% ..............................................................................                 $1,727,443,226
                                                                                                                   =============

See glossary of terms on page 51

aVariable rate demand notes (VRDNs) are tax-emempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights


Franklin California Intermediate-Term Tax-Free Income Fund
                                                                                  Class I
                                       Six months Ended
                                       December 31, 1997                   Year ended June 30,
                                          (unaudited)    1997       1996       1995        1994       1993***
                                          -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .      $10.93      $10.67     $10.38      $10.20      $10.55   $10.00
                                      -----------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............         .27         .53        .53         .54         .54      .29
 Net realized and unrealized gains(losses)     .28         .26        .29         .17        (.36)     .55
                                      -----------------------------------------------------------------------
Total from investment operations .....         .55         .79        .82         .71         .18      .84
                                      -----------------------------------------------------------------------
Less distributions
 from net investment income ..........       (.27)      (.53)       (.53)       (.53)    (.53)        (.29)
                                      -----------------------------------------------------------------------
Net asset value, end of period .......      $11.21      $10.93     $10.67      $10.38      $10.20   $10.55
                                      =======================================================================

Total return** .......................        5.00%       7.58%      7.96%       7.19%       1.65%   10.95%

Ratios/supplemental data
Net assets, end of period (000's) .... $128,438    $117,666   $101,199     $88,785     $94,015  $42,831
Ratios to average net assets:
 Expenses ............................         .50%*       .47%       .45%        .33%        .25%     .09%*
 Expenses excluding waiver and payments
by affiliate .........................         .78%*       .80%       .81%        .83%        .80%     .95%*
 Net investment income ...............        4.84%*      4.96%      4.99%       5.34%       5.11%    4.73%*
Portfolio turnover rate ..............        8.34%       6.29%     10.13%      10.90%      14.95%     .08%

*Annualized.
**Total return does not reflect sales commissions or the contingent sales deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
***For the period September 21, 1992 (effective date) to June 30, 1993.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, December 31, 1997 (unaudited)

                                                                                                         PRINCIPAL
 Franklin California Intermediate-Term Tax-Free Fund                                                      AMOUNT         VALUE
 Long Term Investments 98.1%
 Bonds 96.6%
 ABAG 1915 Act, Windemere Ranch AD,
 5.15%, 9/02/02 .................................................................................         $ 595,000    $ 594,970
 5.70%, 9/02/07 .................................................................................         1,225,000    1,225,037
 ABAG Finance Authority of Nonprofit Corps. COP,
 5.50%, 6/01/03 .................................................................................           420,000      440,950
 5.75%, 8/01/03 .................................................................................           825,000      875,267
 Partner North County Health Project, 5.50%, 3/01/06 ............................................         1,255,000    1,321,390
 ABAG Finance Corp. COP, ABAG XXVI,
 Refunding, Series A, 5.90%, 6/01/02 ............................................................           100,000      104,666
 Series B, 6.40%, 10/01/03 ......................................................................           100,000      108,399
 Alameda County COP,
 Capital Projects, Series 1992, 6.25%, 6/01/06 ..................................................           100,000      109,823
 Series 1994, 5.70%, 4/01/02 ....................................................................           395,000      417,902
 Series 1994, 5.80%, 4/01/03 ....................................................................           420,000      450,446
 Series 1994, 5.90%, 4/01/04 ....................................................................           440,000      478,368
 Auburn COP, Refunding, Civic Center Project,
 5.10%, 9/01/99 .................................................................................            65,000       65,890
 5.30%, 9/01/00 .................................................................................            65,000       66,626
 5.45%, 9/01/01 .................................................................................            70,000       72,475
 5.60%, 9/01/02 .................................................................................            75,000       78,455
 5.70%, 9/01/03 .................................................................................            80,000       84,371
 5.75%, 9/01/04 .................................................................................            80,000       84,558
 Bakersfield Central District Revenue, RDA, Tax Allocation,
 Refunding, Downtown Bakersfield Redevelopment,
 ETM, 6.00%, 4/01/01 ............................................................................           295,000      312,260
 ETM, 6.10%, 4/01/02 ............................................................................           310,000      332,615
 ETM, 6.20%, 4/01/03 ............................................................................           330,000      359,898
 Bakersfield Hospital Revenue, Bakersfield Memorial
 Hospital Project, Series A, 5.70%, 1/01/00 .....................................................           100,000      102,464
 Brentwood 1915 Act, Capital Improvement Finance Program,
 No. 9, Infrastructure Financing,
 5.30%, 9/02/07 .................................................................................           100,000      100,518
 5.40%, 9/02/08 .................................................................................           110,000      110,780
 5.50%, 9/02/09 .................................................................................           115,000      115,867
 5.55%, 9/02/10 .................................................................................           100,000      100,352
 California Educational Facilities Authority Revenue, Series B,
 Pooled College and University Projects, 6.125%, 4/01/13 ........................................         1,000,000    1,072,580
 Refunding, Pooled College and University Financing, 5.80%, 6/01/02 .............................         1,000,000    1,048,090
 Refunding, Pooled College and University Financing, 5.90%, 6/01/03 .............................         1,105,000    1,171,344
 California Health Facilities Financing, San Diego Hospital Association,
 Series B, MBIA Insured, 5.60%, 8/01/03 .........................................................           100,000      106,936
 California HFA, SFM Purchase, Series A-1, Class III, MBIA Insured, 5.70%, 8/01/11 ..............         2,460,000    2,594,218
 California State Public Works, Board Lease Revenue,
 Department of Corrections, Calpatria State Prison, Imperial County,
 Series A, 6.125%, 9/01/04 ......................................................................           250,000      270,065
 Department of Corrections, Coalinga State Prison, Series B,
 MBIA Insured, 5.50%, 12/01/08 ..................................................................         1,000,000    1,059,020
 Refunding, Various Community College Projects, Series C, 5.50%, 9/01/09 ........................         1,555,000    1,663,586
 California Statewide CDA, COP, California Lutheran Homes, 5.375%, 11/15/06 .....................         1,000,000    1,038,520
 California Statewide CDA Revenue COP,
 Refunding, Health Facilities, Barton Memorial Hospital, Series B, 5.70%, 12/01/00 ..............           200,000      208,830
 Refunding, Health Facilities, Barton Memorial Hospital, Series B, 6.40%, 12/01/05 ..............           450,000      486,954
 St. Joseph Health System Group, 6.00%, 7/01/06 .................................................           865,000      960,583
 California Statewide Communities Development Corp. COP,
 Pacific Homes, Series A, 5.50%, 4/01/04 ........................................................         $ 585,000    $ 614,835
 Campbell COP, Refunding, Civic Center Project, 5.60%, 10/01/03 .................................           350,000      370,332
 Carson RDA Project, Area No. 1, Refunding, 6.10%, 10/01/02 .....................................           200,000      213,584
 Clovis COP, Water System Improvement Project, AMBAC Insured, 5.90%, 3/01/03 ....................           100,000      108,085
 Coalinga Public Financing Authority Revenue, Series B, 6.00%, 9/15/03 ..........................         1,405,000    1,444,284
bCoastside County Water District 1915 Act, GO, Refunding, Crystal Springs Project,
 5.10%, 9/02/03 .................................................................................           550,000      550,011
 5.20%, 9/02/04 .................................................................................         1,135,000    1,134,977
 5.40%, 9/02/06 .................................................................................           665,000      664,993
 Colma 1915 Act, Refunding, Local ID No. 1,
 5.00%, 9/02/01  ................................................................................           465,000      472,882
 5.10%, 9/02/02  ................................................................................           485,000      495,229
 5.20%, 9/02/03  ................................................................................           515,000      527,880
 5.30%, 9/02/04  ................................................................................           545,000      560,642
 5.40%, 9/02/05  ................................................................................           570,000      586,302
 Colton GO, Joint USD, CFD, Special Tax, Southridge Village,
 Phase III, Refunding, FSA Insured,
 5.65%, 9/01/09 .................................................................................           190,000      190,857
 5.75%, 9/01/10 .................................................................................           205,000      205,968
 Commerce Joint Powers Financing Authority, Water Facilities,
 Lease Revenue, Refunding, Series A,
 5.50%, 10/01/02 ................................................................................           340,000      351,400
 5.625%, 10/01/03 ...............................................................................           360,000      374,706
 5.75%, 10/01/04 ................................................................................           470,000      497,063
 Compton COP, Refunding, Civic Center & Capital Improvement,
 Series A,
 5.00%, 9/01/08 .................................................................................         4,340,000    4,314,915
 5.50%, 9/01/15 .................................................................................         1,180,000    1,188,992
 Compton Sewer Revenue,
 5.40%, 7/01/98 .................................................................................           120,000      120,701
 5.60%, 7/01/99 .................................................................................           125,000      127,404
 5.70%, 7/01/00 .................................................................................           130,000      134,185
 5.80%, 7/01/01 .................................................................................           140,000      145,719
 5.90%, 7/01/02 .................................................................................           150,000      158,319
 6.00%, 7/01/03 .................................................................................           155,000      165,259
 6.10%, 7/01/04 .................................................................................           165,000      177,593
 6.20%, 7/01/05 .................................................................................           175,000      189,214
 6.30%, 7/01/06 .................................................................................           185,000      200,349
 Concord RDA, Tax Allocation, Central Concord Redevelopment Project,
 Refunding, Sub-Series A,
 5.50%, 7/01/02 .................................................................................           625,000      645,263
 5.625%, 7/01/03 ................................................................................           655,000      681,102
 Contra Costa County MFHR, Byron Park Project, Series C, 6.00%, 7/20/03 .........................           500,000      529,860
 Danville Financing Authority Revenue, Sycamore Valley, Reassessment District No. 93-2,
 5.40%, 9/02/01 .................................................................................           290,000      298,590
 5.60%, 9/02/02 .................................................................................           450,000      464,027
 5.70%, 9/02/03 .................................................................................           220,000      226,855
 5.80%, 9/02/04 .................................................................................           885,000      912,568
 Dublin COP, Refunding, Civic Center Project, AMBAC Insured, 5.625%, 2/01/10 ....................         2,000,000    2,014,840
 Eden Township Hospital District, Health Facilities Revenue,
 COP, Refunding, Eden Hospital Health Services Corp.,
 CHFCLP Insured, 5.75%, 7/01/12 .................................................................         1,195,000    1,235,307
 Foster City Public Financing Authority Revenue,
 Community Development Project, Series A, 5.60%, 9/01/03 ........................................        $1,150,000  $ 1,219,506
 Fresno Joint Powers Financing Authority, Local Agency Revenue,
  Refunding, Series A, 6.20%, 9/02/03 ...........................................................         1,000,000    1,043,890
 Garden Grove GO, CDA, Tax Allocation, Refunding,
  Garden Grove Community Project, 5.40%, 10/01/04 ...............................................         1,425,000    1,492,802
 Glendale Parking Facilities, Joint Powers Authority Revenue, Series A,
 5.10%, 3/01/01 .................................................................................           215,000      216,789
 5.30%, 3/01/03 .................................................................................           125,000      126,846
 Goleta Water District Revenue COP, Refunding,
  Goleta Reclamation Project, FGIC Insured, 5.50%, 12/01/08 .....................................           750,000      796,815
 Hesperia Public Financing Authority Revenue, Series A, 5.80%, 10/01/03 .........................         3,935,000    4,162,246
 Hollister RDA, Tax Allocation, Hollister Community Development Project, Series 1994,
 5.35%, 10/01/03 ................................................................................           525,000      534,020
 5.45%, 10/01/04 ................................................................................           550,000      560,808
 5.55%, 10/01/05 ................................................................................           585,000      595,986
 Imperial COP, Refunding,
 Wastewater System Program, Series B, 5.40%, 10/15/06 ...........................................           865,000      908,354
 Water System Program, Series A, 5.40%, 10/15/06 ................................................         1,250,000    1,312,650
 Imperial County Local Transportation Authority, Sales Tax Revenue, Series 1993,
 5.50%, 5/01/04 .................................................................................           490,000      508,223
 5.50%, 5/01/05 .................................................................................           515,000      530,491
 Inland Empire Solid Waste Financing Authority Revenue,
 Landfill Improvement Financing Project, Series B,
 FSA Insured, 6.25%, 8/01/11 ....................................................................         1,000,000    1,114,170
 La Palma Community Development Commission, Tax Allocation, Refunding,
 La Palma Community Development  Project No. 1,
 5.20%, 6/01/00 .................................................................................           125,000      127,279
 5.40%, 6/01/01 .................................................................................           130,000      133,481
 5.50%, 6/01/02 .................................................................................           135,000      139,297
 5.60%, 6/01/03 .................................................................................           145,000      151,225
 5.70%, 6/01/04 .................................................................................           150,000      157,442
 5.80%, 6/01/05 .................................................................................           160,000      168,282
 La Quinta RDA, Tax Allocation, Housing Redevelopment Project,
 Areas No. 1 and 2, MBIA Insured, 5.40%, 9/01/07 ................................................           560,000      603,618
 Lake Elsinore Public Financing Authority, Tax Allocation Revenue,
  Lake Elsinore Redevelopment Project, Series A,
 FSA Insured, 5.40%, 9/01/08 ....................................................................         1,500,000    1,561,845
 Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ....................         1,000,000    1,058,840
 Lancaster RDA, Tax Allocation, Refunding,
 Central Business District Redevelopment, 5.00%, 8/01/98 ........................................            35,000       35,147
 Central Business District Redevelopment, 5.125%, 8/01/99 .......................................            35,000       35,385
 Central Business District Redevelopment, 5.25%, 8/01/00 ........................................            35,000       35,586
 Central Business District Redevelopment, 5.375%, 8/01/01 .......................................            40,000       40,876
 Central Business District Redevelopment, 5.50%, 8/01/02 ........................................            40,000       41,135
 Central Business District Redevelopment, 5.60%, 8/01/03 ........................................            45,000       46,517
 Central Business District Redevelopment, 5.70%, 8/01/04 ........................................            45,000       46,743
 Central Business District Redevelopment, 5.70%, 8/01/05 ........................................            50,000       51,655
 Fox Field Redevelopment Project Area, 5.00%, 8/01/98 ...........................................            50,000       50,210
 Fox Field Redevelopment Project Area, 5.125%, 8/01/99 ..........................................            55,000       55,604
 Fox Field Redevelopment Project Area, 5.25%, 8/01/00 ...........................................            55,000       55,921
 Fox Field Redevelopment Project Area, 5.375%, 8/01/01 ..........................................            60,000       61,314
 Fox Field Redevelopment Project Area, 5.50%, 8/01/02 ...........................................            65,000       66,844
 Fox Field Redevelopment Project Area, 5.60%, 8/01/03 ...........................................            65,000       67,192
 Lancaster RDA, Tax Allocation, Refunding, (cont.)
 Fox Field Redevelopment Project Area, 5.70%, 8/01/04 ...........................................          $ 70,000     $ 72,712
 Fox Field Redevelopment Project Area, 5.70%, 8/01/05 ...........................................            75,000       77,482
 Lancaster School District COP, Refunding, FSA Insured, 5.125%, 4/01/14 .........................         2,000,000    1,998,740
 Lemon Grove MFHR, Refunding, Hillside Terrace Apartments, 5.375%, 1/01/19 ......................           990,000    1,024,442
 Los Angeles County Transport Commission COP, Series B,
 5.90%, 7/01/00 .................................................................................           100,000      104,742
 6.00%, 7/01/01 .................................................................................           200,000      213,028
 Los Angeles County Wastewater Systems Revenue, Refunding,
 Series D, FGIC Insured, 5.375%, 11/01/06 .......................................................         2,000,000    2,127,700
 Los Angeles USD, COP, Refunding, Multiple Property Project,
 FSA Insured, 5.00%, 11/01/04 ...................................................................         1,000,000    1,002,110
 Lynwood Public Financing Authority Revenue, Water Systems
Improvement Project, 6.15%, 6/01/08 .............................................................           565,000      600,595
 Madera COP, Refunding, Madera Community Hospital, 5.10%, 3/01/03 ...............................           515,000      530,229
 Mammoth Lakes COP, Refunding,
 5.70%, 6/01/10 .................................................................................           850,000      876,843
 5.75%, 6/01/11 .................................................................................           250,000      258,810
 Merced Irrigation District COP, Water Facilities Project, 6.125%, 11/01/03 .....................           540,000      581,013
 Mid-Peninsula Regional Open Space District COP, Special District
Association Finance Corp., Series 1993,
 5.10%, 9/01/02 .................................................................................           510,000      530,497
 5.20%, 9/01/03 .................................................................................           530,000      555,302
 Modesto Irrigation District, Financing Authority Revenue, Domestic
Water Project, Series C, AMBAC Insured,
 5.50%, 9/01/08 .................................................................................           700,000      751,436
 Mojave GO, Water Agency, ID M, Morongo Basin, ETM, 6.20%, 9/01/01 ..............................           100,000      107,225
 Morgan Hill RDA, Tax Allocation, Refunding, 5.70%, 3/01/01 .....................................           100,000      101,171
 Mountain View Shoreline Regional Park, Community Tax Allocation, Series A,
 5.10%, 8/01/03 .................................................................................           785,000      822,115
 5.20%, 8/01/04 .................................................................................           540,000      569,435
 Mt. Diablo Hospital District Revenue, Series A, AMBAC Insured, 5.10%, 12/01/03 .................           100,000      104,445
 Murrieta COP, Road Improvement Project,
 6.00%, 4/01/07 .................................................................................           235,000      248,628
 6.00%, 4/01/08 .................................................................................           245,000      259,384
 New Haven USD, COP, Refunding, 5.30%, 7/01/01 ..................................................           500,000      520,290
 Newark USD, COP, Crossover Refunding, 5.75%, 9/01/02 ...........................................           300,000      310,536
 North City West School Facilities Financing Authority,
 Special Tax, Refunding, Series B, FSA Insured, 5.625%, 9/01/08 .................................           500,000      538,375
 Oakland USD, Alameda County COP, Refunding, 5.00%, 9/15/99 .....................................         1,745,000    1,755,261
 Ontario Redevelopment Financing Authority, Local Agency Revenue,
 Community Facility, AD No.1, Senior Lien, Series A,
 FSA Insured, 5.60%, 9/02/03 ....................................................................         1,000,000    1,070,280
 Orange County COP, Recovery, Refunding, Series A, MBIA Insured, 6.00%, 7/01/08 .................         1,500,000    1,686,435
 Orange County Development Agency, Tax Allocation, Refunding,
 Santa Ana Heights Project Area, 5.90%, 9/01/04 .................................................           800,000      858,016
 Orange County Local Transportation Authority, Sales Tax Revenues
, First Senior Measure M, 6.00%, 2/15/06 ........................................................           500,000      552,240
 Orange County MFHR, Villa Santiago Rehabilitation Project,
 FNMA Secured, 5.60%, 10/01/27 ..................................................................           500,000      521,285
 Oroville Hospital Revenue, Oroville Hospital, Series A,
 CHFCLP Insured, 5.125%, 12/01/12 ...............................................................         1,435,000    1,434,182
 Palm Desert Financing Authority, Lease Revenue,
 Blythe County Administrative Project, 6.375%, 8/01/11 ..........................................           855,000      910,079
 Paramount RDA, Tax Allocation, Refunding,
 Redevelopment Project, Area No. 1, 6.05%, 8/01/05 ..............................................         1,515,000    1,643,745
 Paso Robles Union School District COP, 5.75%, 8/01/03 ..........................................         1,635,000    1,747,913
 Measure D, Capital Projects, Phase III, 5.75%, 8/01/02 .........................................           300,000      306,447

 Pismo Beach Public Financing Authority Revenue, Series 1993,
 6.25%, 9/15/01 .................................................................................          $ 45,000     $ 45,577
 6.40%, 9/15/02 .................................................................................            50,000       50,651
 6.50%, 9/15/03 .................................................................................            50,000       50,656
 6.55%, 9/15/04 .................................................................................            55,000       55,715
 Pleasant Hill RDA, RMR, Refunding, 5.40%, 2/01/05 ..............................................         1,285,000    1,359,903
 Rialto RDA, Tax Allocation, Industrial Redevelopment,
 Refunding, Sub-Areas A & B, Series A,
 5.40%, 9/01/02 .................................................................................           270,000      278,024
 5.50%, 9/01/03 .................................................................................           280,000      291,410
 Richmond Joint Powers Financing Authority Revenue,
 Refunding, Multiple Redevelopment Projects, Series B,
 5.35%, 5/15/13 .................................................................................         2,000,000    2,023,640
 Riverside County Asset Leasing Corp., Leasehold Revenue,
 Riverside County Hospital Project, Series A,
 5.90%, 6/01/02 .................................................................................           200,000      211,142
 6.00%, 6/01/04 .................................................................................           200,000      214,336
 Riverside County Housing Authority, MFHR, Brandon Place Apartments,
  Series B, FNMA Secured, 5.625%, 7/01/29 .......................................................         1,000,000    1,049,640
 Riverside County Public Financing Authority Revenue,
 Tax Allocation, Redevelopment Projects, Series A,
 4.70%, 10/01/06 ................................................................................           700,000      701,442
 Sacramento MUD, Electric Revenue, Series E, 5.25%, 5/15/03 .....................................         1,000,000    1,044,970
 San Bernardino County COP, Refunding, Medical
 Center Financing Project, 6.00%, 8/01/09 .......................................................         2,000,000    2,163,020
 San Bernardino County Mortgage Revenue, Refunding,
 Don Miguel Apartments Project, MBIA Insured,
 6.00%, 9/01/03 .................................................................................           130,000      138,427
 San Clemente 1915 Act, Refunding, AD No. 8,
 5.00%, 9/02/02 .................................................................................           415,000      425,881
 5.10%, 9/02/03 .................................................................................           435,000      448,328
 5.20%, 9/02/04 .................................................................................           460,000      474,090
 San Diego Mortgage Revenue, Refunding, Mariners Cove,
 Series B-1, 5.125%, 9/01/03 ....................................................................           350,000      360,084
 San Diego Port Facilities Revenue, Refunding,
 National Steel & Shipbuilding Co., 6.60%, 12/01/02 .............................................           100,000      106,161
 San Francisco City and County RDA, Mortgage Revenue,
 Hotel Tax Revenue, FSA Insured, 5.80%, 7/01/01 .................................................           300,000      317,505
 Hotel Tax Revenue, FSA Insured, 5.90%, 7/01/02 .................................................           245,000      263,005
 Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 .............................................            30,000       30,236
 San Gorgonio Memorial Health Care District, Health Facility
 Revenue, Insured, 6.375%, 6/01/08 ..............................................................           750,000      813,983
 San Joaquin County COP, General Hospital Project, 5.90%, 9/01/03 ...............................           400,000      425,596
 San Jose Financing Authority Revenue, Refunding,
 Convention Center Project, Series C, 5.75%, 9/01/03 ............................................           300,000      320,202
 San Juan USD, COP, Gold River Elementary School Project, 5.65%, 4/01/03 ........................           600,000      601,914
 San Ramon COP, Capital Improvements Project,
 5.20%, 3/01/01 .................................................................................            85,000       87,887
 5.30%, 3/01/02 .................................................................................            90,000       93,940
 5.40%, 3/01/03 .................................................................................            95,000      100,272
 5.50%, 3/01/04 .................................................................................           100,000      106,198
 5.60%, 3/01/05 .................................................................................           105,000      112,223
 Santa Barbara RDA, Tax Allocation, Central City Redevelopment Project, 6.00%, 3/01/03 ..........           985,000    1,038,771
 Santa Monica Parking Authority, Lease Revenue, Refunding, 6.00%, 7/01/03 .......................           100,000      108,839
 Sebastopol COP, Refunding, Series 1994,
 5.50%, 6/01/03 .................................................................................           200,000      208,126
 5.60%, 6/01/04 .................................................................................           215,000      225,096
 5.70%, 6/01/05 .................................................................................           240,000      252,701
 Selma Public Financing Authority Revenue, Series A, MBIA Insured,
 5.25%, 9/15/02 .................................................................................         $ 100,000    $ 102,721
 5.50%, 9/15/04 .................................................................................           115,000      118,203
 5.60%, 9/15/05 .................................................................................           120,000      123,340
 5.65%, 9/15/06 .................................................................................           125,000      128,513
 5.70%, 9/15/07 .................................................................................           135,000      138,792
 5.70%, 9/15/08 .................................................................................           140,000      143,787
 5.75%, 9/15/09 .................................................................................           150,000      154,004
 5.75%, 9/15/10 .................................................................................           155,000      158,861
 Shafter Joint Powers Financing Authority, Lease Revenue,
 Community Correctional Facility Project, Series A,  5.50%, 1/01/06 .............................         1,500,000    1,559,880
 Shasta Joint Powers Financing Authority, Lease Revenue,
 Courthouse Improvement Project, Series A, 5.80%, 6/01/00 .......................................           100,000      103,408
 Solana Beach COP, City Hall Project, 5.80%, 10/01/02 ...........................................            50,000       53,069
 South Gate Public Financing Authority Water Revenue, Refunding,
 Series A, FGIC Insured,
 5.35%, 10/01/07 ................................................................................           995,000    1,069,128
 5.45%, 10/01/08 ................................................................................         1,040,000    1,123,314
 South San Francisco Capital Improvements Financing Authority Revenue, Refunding,
  South San Francisco Conference Center,
 5.70%, 9/01/02 .................................................................................           195,000      203,962
 5.80%, 9/01/03 .................................................................................           205,000      216,168
 5.90%, 9/01/04 .................................................................................           215,000      228,569
 Southern California Rapid Transit District Revenue, Special Benefit,
 AD No. A2, 5.80%, 9/01/01 ......................................................................           100,000      104,738
 Stockton Health Faci0lities Revenue, Refunding, Dameron Hospital
Association, Series A, 5.35%, 12/01/09 ..........................................................           385,000      393,485
 Stockton Port District, Port Facilities Revenue, Refunding & Improvement,
 Series A, FSA Insured, 5.75%, 7/01/11 ..........................................................         1,295,000    1,379,071
 Sunline Transport Agency COP, Transport Finance Corp., Series B,
 5.50%, 7/01/03 .................................................................................           450,000      476,361
 5.75%, 7/01/06 .................................................................................           445,000      474,481
 Susanville Public Financing Authority Revenue, Series A, AMBAC Insured, 5.90%, 9/01/02 .........           100,000      106,296
 Tahoe City PUD, COP, Capital Facilities Project, Series B,
 6.05%, 6/01/01 .................................................................................           290,000      302,627
 6.15%, 6/01/02 .................................................................................           835,000      880,566
 6.30%, 6/01/04 .................................................................................           545,000      588,017
 Tehachapi Cummings County Water District Revenue COP,
 Capital Improvement Project, MBIA Insured,
 5.50%, 8/01/04 .................................................................................           280,000      299,130
 5.60%, 8/01/05 .................................................................................           300,000      320,436
 5.75%, 8/01/06 .................................................................................           320,000      343,629
 Temecula RDA Revenue, Tax Allocation, Temecula
 Redevelopment Project No. 1, Series A, 5.40%, 2/01/04 ..........................................           600,000      620,094
 Temecula Valley USD, Series E, FSA Insured, 5.65%, 9/01/07 .....................................           370,000      405,053
 Torrance USD, COP, Series A, 5.85%, 10/01/99 ...................................................           100,000      101,536
 Travis USD, COP, Foxboro Elementary School Construction Project, 6.30%, 9/01/02 ................           200,000      217,570
 Trinity County PUD, COP, Refunding, Electric District Facilities, Series 1993,
 5.80%, 4/01/01 .................................................................................           340,000      350,870
 5.90%, 4/01/02 .................................................................................           360,000      374,705
 6.00%, 4/01/03 .................................................................................           380,000      398,706
 Tuolumne County COP, Multiple Facilities Project, 5.80%, 6/01/98 ...............................           100,000      100,440

 Ventura USD, COP, Series A,
 5.90%, 4/01/04 .................................................................................         $ 305,000    $ 322,411
 6.00%, 4/01/05 .................................................................................           320,000      337,040
 6.10%, 4/01/06 .................................................................................           340,000      358,063
 6.20%, 4/01/07 .................................................................................           365,000      384,012
 6.30%, 4/01/08 .................................................................................           385,000      405,007
 6.40%, 4/01/09 .................................................................................           410,000      431,885
 Watsonville RDA, Tax Allocation, Watsonville Redevelopment Project, Series 1993, ...............
 6.00%, 8/01/02 .................................................................................           510,000      510,402
 6.10%, 8/01/03 .................................................................................           540,000      540,426
                                                                                                                   -------------
 Total Bonds (Cost $118,349,251) ................................................................                    124,130,734
                                                                                                                   -------------
 Zero Coupon Bonds 1.5%
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
 Refunding, Series A, zero coupon to 1/15/07,
 5.60% thereafter, 1/15/16 ......................................................................         3,000,000    1,907,790
                                                                                                                   -------------
 Total Zero Coupon Bonds (Cost $1,821,148) ......................................................                      1,907,790
                                                                                                                   -------------
 Total Long Term Investments (Cost $120,170,399) ................................................                    126,038,524
                                                                                                                   -------------
aShort Term Investments 1.6%
 California PCFA Revenue, Refunding, Shell Oil Co. Project, Series C,
 Daily VRDN and Put, 4.90%, 11/01/00 ............................................................           300,000      300,000
 Irvine Ranch Water District, GO, Consolidated Improvement Districts,
 Daily VRDN and Put, 4.85%, 6/01/15 .............................................................         1,200,000    1,200,000
 Orange County Various Sanitation Districts, COP, Nos. 1-3, 5-7, 11, 13 and 14,
 Series A, Capital Improvement Program
 1990-92, Daily VRDN and Put, 5.00%, 8/01/15 ....................................................           500,000      500,000
                                                                                                                   -------------
 Total Short Term Investments (Cost $2,000,000) .................................................                      2,000,000
                                                                                                                   -------------
 Total Investments (Cost $122,170,399) 99.7% ....................................................                    128,038,524
 Other Assets, less Liabilities .3% .............................................................                        399,174
                                                                                                                   -------------
 Net Assets 100.0% ..............................................................................                   $128,437,698
                                                                                                                   =============


See glossary of terms on page 51

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights



Franklin California Tax-Exempt Money Fund
                                                                                    Class I
                                       Six months Ended
                                       December 31, 1997                     Year ended June 30,
                                          (unaudited)    1997       1996        1995        1994       1993
                                          -----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....    $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
                                         -------------------------------------------------------------------
Income from investment operations:
 Net investment income ..................      .01         .03        .03         .03         .02        .02
Less distributions
 from net investment income..............     (.01)      (.03)       (.03)       (.03)      (.02)      (.02)
                                         -------------------------------------------------------------------
Net asset value, end of period ..........    $1.00       $1.00      $1.00       $1.00       $1.00      $1.00
                                         ===================================================================

Total return ............................     1.45%**     2.85%      2.85%       2.94%       1.83%      2.08%

Ratios/supplemental data
Net assets, end of period (000's) .......$655,758  $639,791   $597,819    $642,157    $754,121   $652,864
Ratios to average net assets:
 Expenses ...............................      .62%*       .60%       .63%        .64%        .61%       .62%
 Net investment income ..................     2.90%*      2.83%      2.83%       2.88%       1.82%      2.07%

*Annualized.
**Total return is not annualized.



FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, December 31, 1997 (unaudited)



                                                                                                         PRINCIPAL
 Franklin California Tax-Exempt Money Fund                                                                AMOUNT      VALUE
a  Investments 99.6%
a  Alameda-Contra Costa Schools Financing Authority, COP,
 Capital Improvement Financing Projects, Weekly VRDN and  Put, 3.85%,
   Series C, 7/01/25 ............................................................................       $ 2,000,000  $ 2,000,000
   Series E, 6/01/22 ............................................................................         2,000,000    2,000,000
 Alameda County TRAN, 4.50%, 7/22/98 ............................................................         3,500,000    3,511,168
a  Anaheim COP, 1993 Partnership Project, Refunding, AMBAC Insured,
 Weekly VRDN and Put, 3.35%, 8/01/19 ............................................................         4,800,000    4,800,000
a  Anaheim COP, Police Facilities Refinancing Project,
 Refunding, AMBAC Insured, Weekly VRDN and Put,  3.35%, 8/01/08 .................................         5,850,000    5,850,000
a  Auburn Union School District, COP, Capital Improvement Financing Project,
 Weekly VRDN and Put,  3.85%, 12/01/23 ..........................................................        10,000,000   10,000,000
a  Big Bear Lake Industrial Revenue, Southwest Gas Corp. Project,
 Series A, Weekly VRDN and Put, 3.40%, 12/01/28 .................................................         2,700,000    2,700,000
a  Burbank RDA, MFR, Issue A, Weekly VRDN and Put, 3.35%, 11/01/10 ..............................         1,400,000    1,400,000
a  Butte County Housing Authority MFR, Pine Tree Apartments Project,
 Weekly VRDN and Put, 3.65%, 12/01/10 ...........................................................         2,615,000    2,615,000
   California Community College Financing Authority, TRAN, Series A, 4.50%, 6/30/98 .............        10,000,000   10,034,170
a  California Health Facilities Financing Authority Revenue,
   Children's Hospital, MBIA Insured, Weekly VRDN and Put, 3.85%, 11/01/21 ......................         2,500,000    2,500,000
   Floating Pool Program, Weekly VRDN and Put, 3.50%, 9/01/20 ...................................         2,500,000    2,500,000
   Refunding, Catholic Healthcare, Series B, MBIA Insured,
Weekly VRDN and Put, 3.35%, 7/01/12 .............................................................         4,900,000    4,900,000
   Refunding, Catholic West Facility, Series B, MBIA Insured,
  Weekly VRDN and Put, 3.90%, 7/01/05 ...........................................................         8,300,000    8,300,000
   Refunding, Catholic West Facility, Series D, MBIA Insured,
Weekly VRDN and Put, 3.90%, 7/01/18 .............................................................         2,100,000    2,100,000
   Refunding, MF, Series C, FNMA Secured, Weekly VRDN and Put, 3.35%, 7/15/13 ...................         3,450,000    3,450,000
   Refunding, Sutter/CHS, Series B, AMBAC Insured, Daily
 VRDN and Put, 4.80%, 7/01/12 ...................................................................         2,000,000    2,000,000
   Santa Barbara Cottage Hospital, Series B, Weekly VRDN and Put, 3.85%, 9/01/05 ................         1,785,000    1,785,000
   St. Francis Medical Center, Series F, MBIA Insured,
Weekly VRDN and Put, 3.85%, 7/01/10 .............................................................         1,300,000    1,300,000
   Sutter Health, Series A, Daily VRDN and Put, 5.00%, 3/01/20 ..................................         1,700,000    1,700,000
a  California PCFA, Resource Recovery Revenue, Daily VRDN and Put,
   Atlantic Richfield Co. Project, Series A, 5.00%, 12/01/24 ....................................         9,500,000    9,500,000
   OMS Equity, Stanislaus Project, 5.05%, 12/01/17 ..............................................         4,000,000    4,000,000
 California PCFA Revenue,
a Occidental Geo/Santa Fe Geothermal, Monthly VRDN and Weekly Put, 3.65%, 9/01/13................         4,700,000    4,700,000
 a Refunding, Pacific Gas & Electric, Series A, Daily VRDN and Put, 4.75%, 12/01/18 .............         1,000,000    1,000,000
 a Refunding, Pacific Gas & Electric, Series B, Daily VRDN and Put, 4.95%, 11/01/26 .............        10,000,000   10,000,000
 a Refunding, Shell Oil Co. Project, Series A, Daily VRDN and Put, 4.90%, 10/01/06 ..............         2,200,000    2,200,000
 a Refunding, Shell Oil Co. Project, Series B, Daily VRDN and Put, 4.90%, 10/01/11 ..............         1,050,000    1,050,000
 a Reynolds Metals Co. Project, Weekly VRDN and Put, 3.45%, 12/01/15 ............................         1,000,000    1,000,000
 a Southern California Edison Co., Series A, Daily VRDN and Put, 4.20%, 2/28/08 .................        12,100,000   12,100,000
   TECP, 3.50%, 1/14/98 .........................................................................         3,850,000    3,850,000
a  California PCFA, Solid Waste Disposal Revenue, Series A,
   Colmac Energy Project, Weekly VRDN and Put, 3.40%, 12/01/16 ..................................         1,200,000    1,200,000
   Shell Oil Co., Martinez Project, Weekly VRDN and Put, 4.90%, 10/01/24 ........................         2,000,000    2,000,000
a  California Public Capital Improvements Financing Authority Revenue,
 Pooled Project, Series C, Quarterly VRDN and  Put, 3.75%, 6/01/28 ..............................        19,500,000   19,500,000
 California School Cash Reserve Program Authority, Pooled Project, Series A, 4.75%, 7/02/98 .....        20,000,000   20,086,363
a  California State Economic Development Financing Authority Revenue,
 Refunding, KQED, Inc. Project, Weekly VRDN  and Put, 3.45%, 4/01/20 ............................         2,670,000    2,670,000
 California State GO, TECP, 3/10/98,
   3.65% ........................................................................................         3,500,000    3,500,000
   3.70% ........................................................................................         3,500,000    3,500,000
 California State RAN, 4.50%, 6/30/98 ...........................................................        15,000,000   15,048,694
a  California Statewide Communities Development Authority Revenue, COP, Refunding,
   Apartment Development Revenue, Subseries A-6, Weekly VRDN and Put, 3.30%, 5/15/25 ............       $12,005,000 $ 12,005,000
   House Ear Institute, Daily VRDN and Put, 4.75%, 12/01/18 .....................................         2,366,000    2,366,000
a  California Statewide Communities Development Corp. Revenue, Series C,
 Weekly VRDN and Put, 3.85%, 12/01/19,American Kleaner ..........................................         2,550,000    2,550,000
   Karcher Property Project .....................................................................         1,700,000    1,700,000
a  Carlsbad MFHR, Refunding, La Costa Apartments Project,
 Series A, Weekly VRDN and Put, 3.75%, 6/01/11 ..................................................           800,000      800,000
a  Chico MFMR, Webb Homes Project, Monthly VRDN and Weekly Put, 3.75%, 1/01/10 ..................         2,370,000    2,370,000
a  Chula Vista IDR, Refunding, San Diego Gas, Series A, Daily VRDN and Put, 5.00%, 7/01/21 ......        18,050,000   18,050,000
a  Concord MFMR, Weekly VRDN and Put,
   Arcadian Facility, Series A, 3.35%, 7/15/18 ..................................................         8,300,000    8,300,000
   Bel Air Apartments, Issue A, 3.80%, 12/01/16 .................................................           500,000      500,000
a  Contra Costa County Housing Authority, MFMR, Lakeshore Facility,
 Series A, FNMA Secured, Weekly VRDN and Put,  3.35%, 11/15/12 ..................................         4,170,000    4,170,000
a  Duarte RDA, COP, Weekly VRDN and Put, 3.90%, 12/01/14,
   Johnson Duarte Project, Series B .............................................................         1,000,000    1,000,000
   Piken Duarte Partnership, Series A............................................................           400,000      400,000
 East Bay MUD, TECP, 3.60%, 1/12/98 .............................................................        13,000,000   13,000,000
a  Foothill/Eastern Transportation Corridor Agency, Califorinia Toll Road Revenue,
 Weekly VRDN and Put, 1/02/35, Series B, 3.85% ..................................................        15,400,000   15,400,000
   Series C, 3.35% ..............................................................................         5,000,000    5,000,000
   Series E, 3.40% ..............................................................................        10,000,000   10,000,000
a  Fresno MFHR, Refunding, Heron Pointe Apartments,
 Series A, Weekly VRDN and Put, 3.65%, 6/01/07 ..................................................         1,000,000    1,000,000
a  Independent Cities Lease Finance Authority Revenue,
 Pooled Projects, Weekly VRDN and Put, 3.40%, 6/01/98 ...........................................           230,000      230,000
a  Irvine 1915 Act, Daily VRDN and Put, 5.00%,
   AD 92, Series A, 9/02/21 .....................................................................         5,000,000    5,000,000
   AD 94-13, Oak Creek Project, 9/02/22 .........................................................         4,500,000    4,500,000
a  Irvine Ranch Water District COP, Capital Improvement Project,
 Daily VRDN and Put, 5.00%, 8/01/16 .............................................................         3,300,000    3,300,000
a  Irvine Ranch Water District DATES, Consolidated Bonds,
 Series C, Daily VRDN and Put, 5.00%, 10/01/10 ..................................................         1,200,000    1,200,000
a  Kern County COP, Kern Public Facilities Project,
 Weekly VRDN and Put, 3.35%, 8/01/06, Series A ..................................................         2,000,000    2,000,000
   Series C .....................................................................................           300,000      300,000
   Series D .....................................................................................           500,000      500,000
a  Lancaster RDA, MFHR, Westwood Park Apartments, Series K,
 Weekly VRDN and Put, .65%, 12/01/07 ............................................................           900,000      900,000
a  Livermore MFHR, Refunding, Richards Manor, Series A,
 Weekly VRDN and Put, 3.85%, 12/01/22 ...........................................................         7,170,000    7,170,000
 Los Angeles County Capital Asset Leasing Corp., TECP, 3.65%, 2/09/98 ...........................         4,000,000    4,000,000
a  Los Angeles County COP, ACES, Los Angeles County Museum of Art,
 Series B, Weekly VRDN and Put, 3.50%, 11/01/05 .................................................           400,000      400,000
a  Los Angeles County Housing Authority, MFHR, Weekly VRDN and Put,
 Sand Canyon Ranch Project, Series F,  3.35%, 11/01/06 ..........................................         4,500,000    4,500,000
a  Los Angeles County Pension Obligation, Refunding,
 AMBAC Insured, Weekly VRDN and Put, 3.35%, 6/30/07, Series A ...................................         2,500,000    2,500,000
   Series B .....................................................................................         6,600,000    6,600,000
   Series C .....................................................................................         3,500,000    3,500,000
 Los Angeles County TRAN, Series A, 4.50%, 6/30/98 ..............................................        10,000,000   10,030,857
a  Los Angeles County Transport Commission, Sales Tax Revenue,
 Refunding, Series A, FGIC Insured, Weekly VRDN and  Put, 3.35%, 7/01/12 ........................         1,200,000    1,200,000
a  Los Angeles CRDA, COP, Weekly VRDN and Put,
   Baldwin Hill Park, 3.70%, 12/01/14 ...........................................................         1,000,000    1,000,000
   Broading Spring Center Program, 3.40%, 7/01/12 ...............................................           400,000      400,000
a  Los Angeles MFHR, Weekly VRDN and Put,
   Casden Project, Series K, 3.85%, 7/01/10 .....................................................       $ 3,400,000  $ 3,400,000
   Lucas Studios Project, Series D, 4.10%, 12/01/21 .............................................         1,200,000    1,200,000
   Masselin Manor, 3.90%, 7/01/15 ...............................................................         2,400,000    2,400,000
a  Los Angeles MFHR, Housing, Mariposa Gardens Project, Series H,
 Weekly VRDN and Put, 3.65%, 9/01/15 ............................................................           600,000      600,000
 Los Angeles USD, TRAN, 4.50%,
   Series A, 7/01/98 ............................................................................         4,000,000    4,013,369
   Series B, 10/01/98 ...........................................................................         1,100,000    1,105,070
a  Metropolitan Water District, Southern California Waterworks Revenue,
 Refunding, Series A, AMBAC Insured,
 Weekly VRDN and Put, 3.85%, 6/01/23 ............................................................        17,900,000   17,900,000
a  Moorpark MFR, Refunding, Le Club Apartments Project, Series A,
 Weekly VRDN and Put, 3.90%, 11/01/15 ...........................................................         3,500,000    3,500,000
a  M-S-R Public Power Agency Revenue, San Juan Project, Refunding,
 Subordinated Lien, Series E, MBIA Insured,
 Weekly VRDN and Put, 3.85%, 7/01/22 ............................................................        10,400,000   10,400,000
a  Ontario MFR, Park Centre Partners Project, Series A,
 Weekly VRDN and Put, 3.7006%, 8/01/07 ..........................................................         1,900,000    1,900,000
a  Orange County Apartment Development Revenue, Weekly VRDN and Put,
   Issue I, Park Ridge, 3.75%, 11/01/08 .........................................................         1,600,000    1,600,000
   Jessy L. Frost Project, Issue B, 3.35%, 3/01/09 ..............................................           100,000      100,000
   Refunding, The Lakes Projects, Series A, 4.00%, 12/01/06 .....................................         9,250,000    9,250,000
   Vista Verde Apartments, 4.00%, 8/01/18 .......................................................         3,000,000    3,000,000
a  Oxnard RDA, COP, Channel Islands Business Center,
 Weekly VRDN and Put, 4.385%, 7/01/05 ...........................................................           390,000      390,000
a  Palm Springs CRDA, COP, Weekly VRDN and Put, 3.85%, 12/01/14,
   Hotel No. 2 ..................................................................................           900,000      900,000
   Hotel No. 3 ..................................................................................           700,000      700,000
a  Pico Rivera RDA, COP, Crossroad Plaza Project, Weekly VRDN and Put, 3.35%, 12/01/10 ..........         1,500,000    1,500,000
 Puerto Rico Commonwealth TRAN, Series A, 4.50%, 7/30/98 ........................................        25,000,000   25,105,659
a  Redlands MFHR, Refunding, Parkview Terrace, Series A,
 Weekly VRDN and Put, 3.90%, 2/01/16 ............................................................         3,550,000    3,550,000
a  Riverside County COP, ACES, Riverside County Public Facilities,
 Series C, Weekly VRDN and Put, 3.35%, 12/01/15 .................................................           800,000      800,000
a  Riverside County IDA Revenue, Weekly VRDN and Put,
   Calavo Growers, 3.65%, 9/01/05 ...............................................................         1,500,000    1,500,000
   Spaulding Project, Issue B-II, 3.90%, 7/05/19 ................................................         1,050,000    1,050,000
a  Roseville Finance Authority Hospital, Lease Revenue, Series A,
 Roseville Hospital, Weekly VRDN and Put,  3.40%, 10/01/14 ......................................         9,450,000    9,450,000
a  Sacramento County COP, Administration Center and Court House Project,
 Weekly VRDN and Put, 3.80%, 6/01/20 ............................................................         8,400,000    8,400,000
a  Sacramento County MFR, Various Housing Projects, Smoketree,
 Series A, Weekly VRDN and Put, 3.35%, 4/15/10 ..................................................         6,950,000    6,950,000
 Sacramento MUD, TECP,
   3.60%, 1/13/98 ...............................................................................         6,000,000    6,000,000
   3.65%, 2/18/98 ...............................................................................        15,777,000   15,777,000
   3.50%, 4/09/98 ...............................................................................         3,923,000    3,923,000
a  San Bernardino County, MFHR, Weekly VRDN and Put,
   Refunding, Quail Properties, Series A, 3.35%, 7/01/14 ........................................         4,050,000    4,050,000
   Western Properties Project I, 3.65%, 2/01/05 .................................................         1,950,000    1,950,000
   Western Properties Project III, 3.65%, 8/01/05 ...............................................           900,000      900,000
   Western Properties Project IV, 3.65%, 8/01/05 ................................................         1,600,000    1,600,000
   Western Properties Project V, 3.65%, 8/01/05 .................................................         2,550,000    2,550,000
   Woodview Apartments Project, Series I, 3.85%, 4/01/07 ........................................         2,300,000    2,300,000
a  San Diego County MFHR, Nationwide, Series C, Weekly VRDN and Put, 3.35%, 4/15/05 .............         1,300,000    1,300,000
 San Diego County Regional Transportation Commission, Sales Tax Revenue,
 Second Senior Series A, AMBAC Insured,
 4.10%, 4/01/98 .................................................................................         1,300,000    1,300,647
 San Diego County TRAN, 4.50%, 9/30/98 ..........................................................        13,500,000   13,567,676
 San Diego Gas & Electric, TECP,
   3.60%, 1/08/98 ...............................................................................       $ 2,000,000  $ 2,000,000
   3.65%, 2/19/98 ...............................................................................         3,000,000    3,000,000
   3.65%, 4/07/98 ...............................................................................         5,500,000    5,500,000
a  San Diego MFHR, Country Hills Facility, Series A,
 FNMA Secured, Weekly VRDN and Put, 3.35%, 8/15/13 ..............................................           890,000      890,000
a  San Diego MFMR, California Housing Authority,
 La Cima Apartments, Series K, Weekly VRDN and Put,
 3.90%, 12/01/08 ................................................................................         2,400,000    2,400,000
a  San Diego MFMR, Refunding, University Town Center
 Apartments, Weekly VRDN and Put, 3.90%, 10/01/15 ...............................................         4,900,000    4,900,000
a  San Dimas RDA, Commercial Development Revenue,
 San Dimas Commercial Center, Monthly VRDN and Put,
 3.75%, 12/01/13 ................................................................................           900,000      900,000
a  San Francisco City and County MFHR, Winterland Project,
 Series C, Weekly VRDN and Put, 3.30%, 6/01/06 ..................................................         4,600,000    4,600,000
a  San Francisco City and County RDA, MFR, Refunding,
 Fillmore Center, Series B-2, Weekly VRDN and Put,
 3.40%, 12/01/17 ................................................................................         1,000,000    1,000,000
a  San Francisco City and County RDA, MFR, Rincon Center Project No. 8,
 Series B, Weekly VRDN and Put,
 3.35%, 12/01/06 ................................................................................         4,420,000    4,420,000
a  San Jose MFMR, Weekly VRDN and Put,
   Fairway Glen, Series A, FGIC Insured, 3.85%, 11/01/07 ........................................           700,000      700,000
   Foxchase, Series B, FGIC Insured, 3.85%, 11/01/07 ............................................           600,000      600,000
   Somerset Park Apartment Project, 3.80%, 11/01/17 .............................................         1,000,000    1,000,000
a  San Jose-Santa Clara Water Financing Authority, Sewer Revenue,
 Series B, Weekly VRDN and Put, 3.35%, 11/15/11 .................................................         1,200,000    1,200,000
a  San Mateo County Housing Authority, MFHR, Pacific Oaks Apartment Project,
 Series A, Weekly VRDN and Put,
 3.40%, 7/01/17 .................................................................................         2,950,000    2,950,000
 San Mateo County TRAN, 4.50%, 7/01/98 ..........................................................         2,500,000    2,508,356
a  Santa Ana MFHR, Refunding, Vintage Apartments, Series A,
 Weekly VRDN and Put, 3.80%, 12/01/22 ...........................................................         3,500,000    3,500,000
a  Santa Clara County Housing Authority, MFHR, Refunding,
 Benton Park Center Apartments, Series A, FNMA Secured,
 Weekly VRDN and Put, 3.95%, 12/15/25 ...........................................................         5,000,000    5,000,000
 Santa Clara County TRAN, 4.75%, 10/01/98 .......................................................        10,000,000   10,064,375
 Santa Clara Valley Water District, COP, Flood Control Project,
 FGIC Insured, 7.40%, 2/01/98 ...................................................................         1,465,000    1,506,210
a  South San Francisco MFR, Magnolia Plaza Apartments, Series A,
 Weekly VRDN and Put, 3.40%, 5/01/17 ............................................................           500,000      500,000
 Southern California Edison PCR, TECP, 3.60%, 1/21/98 ...........................................         2,100,000    2,100,000
 Southern California Metropolitan Water District, TECP, 3.70%, 3/11/98 ..........................         2,000,000    2,000,000
a  Southern California Public Power Authority Revenue, Transmission Project,
 Refunding, Weekly VRDN and Put, 3.35%,
   AMBAC Insured, 7/01/19 .......................................................................        27,300,000   27,300,000
   Series B, FSA Insured, 7/01/23 ...............................................................           600,000      600,000
a  Southern California Public Power Authority, Sub-Palo Verde Project,
 Refunding, Series B, AMBAC Insured,
 Weekly VRDN and Put, 3.35%, 7/01/09 ............................................................         2,000,000    2,000,000
a  Suisun City MFMR, Housing Authority, Village Green Apartments,
 Series A, Weekly VRDN and Put, 3.35%, 6/15/18 ..................................................         9,000,000    9,000,000
a  Tustin 1915 Act, Reassessment District No. 95-2, Series A,
 Daily VRDN and Put, 5.00%, 9/02/13 .............................................................         8,000,000    8,000,000
a  West Basin Municipal Water District Revenue, COP, Phase II
 Recycled Water Project, Series C, Weekly VRDN and Put,
 3.50%, 8/01/27 .................................................................................         2,000,000    2,000,000
a  Western Riverside County Regional Wastewater Authority Treatment,
 Daily VRDN and Put, 5.00%, 4/01/28 .............................................................        15,000,000   15,000,000
                                                                                                                   -------------
 Total Investments (Cost $653,213,614) 99.6% ....................................................                    653,213,614
 Other Assets, less Liabilities .4% .............................................................                      2,544,411
                                                                                                                   -------------
 Net Assets 100.0%...............................................................................                  $ 655,758,025
                                                                                                                   =============

See glossary of terms on page 51.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



FRANKLIN CALIFORNIA TAX-FREE TRUST
Statement of Investments, December 31, 1997 (unaudited) (cont.)

Glossary of Terms



1915 Act - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACES     - Adjustable Convertible Exempt Securities
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance  Corp.
BART     - Bay Area Rapid Transit
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Agency
CFD      - Community Facilities District
CHFCLP   - California Health Facilities Construction Loan Program
COP      - Certificate of Participation
CRDA     - Community Redevelopment  Agency
DATES    - Demand Adjustable Tax-Exempt Securities
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty  Insurance Co.
FNMA     - Federal National Mortgage  Association
FSA      - Financial Security Assistance (Some of the securities shown as
           FSA were originally Insured by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA     - Government National Mortgage Association
GO       - General Obligation
HFA      - Housing Finance Authority/Agency
HMR      - Home Mortgage Revenue
ID       - Improvement  District
IDA      - Industrial  Development  Agency
IDR      - Industrial  Development  Revenue
MBIA     - Municipal Bond Investors  Assurance Corp.
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family  Mortgage Revenue
MFR      - Multi-Family Revenue
MUD      - Municipal Utility District
PCFA     - Pollution  Control  Financing  Authority
PCR      - Pollution  Control  Revenue
PUD      - Public  Utility  District
RAN      - Revenue Anticipation Notes
RDA      - Redevelopment Agency
RMR      - Residential Mortgage Revenue
SFM      - Single  Family  Mortgage
SFMR     - Single  Family  Mortgage  Revenue
TECP     - Tax-Exempt  Commercial  Paper
TRAN     - Tax and  Revenue  Anticipation  Notes
USD      - Unified School District
VRDN     - Variable Rate Demand Notes

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements



Statements of Assets and Liabilities
December 31, 1997 (unaudited)


                                                                   Franklin  Franklin California Franklin
                                                                  California  Intermediate-Term California
                                                               Insured Tax-Free   Tax-Free      Tax-Exempt
                                                                  Income Fund    Income Fund    Money Fund
Assets:
 Investments in securities:
  Cost ...................................................... $1,587,442,038    $122,170,399  $653,213,614
                                                             ---------------------------------------------
  Value .....................................................  1,701,369,119     128,038,524   653,213,614
 Cash .......................................................         12,431         497,486       809,583
 Receivables:
  Capital shares sold .......................................      3,758,144         661,657     3,358,246
  Interest ..................................................     29,477,885       1,995,716     4,387,838
                                                             ---------------------------------------------
      Total assets ..........................................  1,734,617,579     131,193,383   661,769,281
                                                             ---------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................      2,007,178       2,350,000            --
  Capital shares redeemed ...................................        647,313          16,639     5,127,532
  Affiliates ................................................      1,008,714          72,856       326,780
  Shareholders ..............................................      1,216,358         134,392       383,959
 Distributions to shareholders ..............................      2,189,202         149,525       100,899
 Other liabilities ..........................................        105,588          32,273        72,086
                                                             ---------------------------------------------
      Total liabilities .....................................      7,174,353       2,755,685     6,011,256
                                                             ---------------------------------------------
       Net assets, at value ................................. $1,727,443,226    $128,437,698  $655,758,025
                                                             ---------------------------------------------
Net assets consist of:
 Undistributed net investment income ........................      $ 390,420       $ 360,380           $--
 Net unrealized appreciation ................................    113,927,081       5,868,125            --
 Accumulated net realized gain (loss) .......................        515,152        (241,959)           --
 Capital shares .............................................  1,612,610,573     122,451,152   655,758,025
                                                             ---------------------------------------------
       Net assets, at value ................................. $1,727,443,226    $128,437,698  $655,758,025
                                                             ---------------------------------------------


                                                                   Franklin  Franklin California Franklin
                                                                  California  Intermediate-Term California
                                                               Insured Tax-Free   Tax-Free      Tax-Exempt
                                                                  Income Fund    Income Fund    Money Fund
Class I:
 Net assets, at value ....................................... $1,683,693,891    $128,437,698  $655,758,025
 Shares outstanding .........................................    135,130,668      11,452,482   655,758,025
 Net asset value per share* .................................         $12.46          $11.21         $1.00
 Maximum offering price per share
 (Net asset value / 95.75%, 97.75%,  100%, respectively) ....         $13.01          $11.47         $1.00
Class II:
 Net assets, at value .......................................   $ 43,749,335              --            --
                                                             ---------------------------------------------
 Shares outstanding .........................................      3,490,532              --            --
                                                             ---------------------------------------------
 Net asset value per share* .................................         $12.53              --            --
                                                             ---------------------------------------------
 Maximum offering price per share (Net asset value / 99.00%)          $12.66         --          --
                                                             ---------------------------------------------

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
for the six months ended December 31, 1997 (unaudited)


                                                                    Franklin  Franklin CaliforniaFranklin
                                                                   California  Intermediate-TermCalifornia
                                                                Insured Tax-Free   Tax-Free     Tax-Exempt
                                                                   Income Fund    Income Fund   Money Fund
Investment income:
 Interest ...................................................    $49,314,834      $3,284,971   $11,510,291
                                                             ---------------------------------------------
Expenses:
 Management fees (Note 3) ...................................      3,981,832         372,017     1,616,535
 Distribution fees: (Note 3)
  Class I ...................................................        726,144          62,082            --
  Class II ..................................................        134,593              --            --
 Transfer agent fees ........................................        196,813          17,935       210,147
 Reports to shareholders ....................................         87,881           7,365       143,160
 Other ......................................................        131,109          23,824        44,031
                                                             ---------------------------------------------
      Total expenses ........................................      5,258,372         483,223     2,013,873
      Expenses waived by affiliate (Note 3) .................             --        (172,195)           --
                                                             ---------------------------------------------
       Net expenses .........................................      5,258,372         311,028     2,013,873
                                                             ---------------------------------------------
        Net investment income ...............................     44,056,462       2,973,943     9,496,418
                                                             ---------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments .........................      5,944,062         326,851            --
 Net unrealized appreciation on investment ..................     42,465,807       2,674,662            --
                                                             ---------------------------------------------
Net realized and unrealized gain ............................     48,409,869       3,001,513            --
                                                             ---------------------------------------------
Net increase in net assets resulting from operations ........    $92,466,331      $5,975,456   $ 9,496,418
                                                             ---------------------------------------------


FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (continued)

Statements  of Changes in Net Assets for the six months ended  December 31, 1997
(unaudited) and the year ended June 30, 1997

                            Franklin California InsuredFranklin California Intermediate- Franklin California
                               Tax-Free Income Fund      Term Tax-Free Income Fund      Tax-Exempt Money Fund
                            Six months     Year ended     Six months  Year ended     Six months      Year ended
                          ended 12/31/97     6/30/97    ended 12/31/97  6/30/97    ended 12/31/97      6/30/97
Increase (decrease) in net assets:
  Operations:
   Net investment
 income                    $ 44,056,462   $ 89,121,047    $ 2,973,943  $ 5,401,684  $ 9,496,418  $ 18,084,346
   Net realized gain (loss)
 from investments             5,944,062     11,434,772        326,851      119,770           --        (9,957)
   Net unrealized apprecia-
 tion on investments         42,465,807     17,743,963      2,674,662    2,477,165           --            --
                      ---------------------------------------------------------------------------------------
      Net increase in
 net assets
 resulting from
 operations                  92,466,331    118,299,782      5,975,456    7,998,619    9,496,418    18,074,389
  Distributions to
 shareholders from:
    Net investment
 income:
      Class I               (42,996,807)   (88,728,007)    (2,893,751)  (5,351,328)  (9,496,418)  (18,074,389)*
      Class II                 (924,025)    (1,243,155)            --           --           --            --
    Net realized gains:
     Class I                (15,480,792)            --             --           --           --            --
     Class II                  (397,099)            --             --           --           --            --
                      ---------------------------------------------------------------------------------------
  Total distributions to
 shareholders               (59,798,723)   (89,971,162)    (2,893,751)  (5,351,328)  (9,496,418)  (18,074,389)
  Capital share trans-
 actions (Note 2):
    Class I                  16,213,917     19,013,927      7,690,055   13,819,809   15,967,452    41,971,783
    Class II                  8,119,910     16,010,873             --           --           --            --
                      ---------------------------------------------------------------------------------------
  Total capital share
 transactions                24,333,827     35,024,800      7,690,055   13,819,809   15,967,452    41,971,783
      Net increase in
 net assets                  57,001,435     63,353,420     10,771,760   16,467,100   15,967,452    41,971,783
Net assets:
 Beginning of period      1,670,441,791  1,607,088,371    117,665,938  101,198,838  639,790,573   597,818,790
                      ---------------------------------------------------------------------------------------
 End of period           $1,727,443,226 $1,670,441,791   $128,437,698 $117,665,938 $655,758,025  $639,790,573
                      ---------------------------------------------------------------------------------------
Undistributed net invest-
 ment income included in
 net assets
  End of period               $ 390,420      $ 254,790      $ 360,380    $ 280,188          $--           $--
                      ---------------------------------------------------------------------------------------

*Distributions were decreased by net realized loss from security transactions of $9,957.


FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund. The Funds and their investment policies are to provide tax-free income. The Franklin California Tax-Exempt Money Fund also seeks liquidity in its investments.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The securities in the Franklin California Tax-Exempt Money Fund are valued at amortized cost which approximates value.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin California
Insured Tax-Free Income Fund and the Franklin California Intermediate-Term Tax-Free Income Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Franklin California Tax-Exempt Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Franklin California Insured Tax-Free Income Fund.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Insurance:

The scheduled payments of interest and principal for each long-term municipal security in the Franklin California Insured Tax-Free Income Fund is insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Franklin California Insured Tax-Free Income Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                                                                 Franklin
                                          Franklin California         Franklin California       California
                                           Insured Tax-Free            Intermediate-Term        Tax-Exempt
                                              Income Fund            Tax-Free Income Fund       Money Fund
                                         Shares       Amount         Shares      Amount           Amount
Class I Shares:
Six months ended December 31, 1997
 Shares sold                          10,177,703  $126,179,965     2,138,639  $23,738,356    $465,695,826
 Shares issued on
 reinvestment of distributions         2,183,167    27,152,126       158,661    1,763,507       9,458,544
 Shares redeemed                     (11,044,783) (137,118,174)   (1,605,714) (17,811,808)   (459,186,918)
                                    ----------------------------------------------------------------------
 Net increase                          1,316,087  $ 16,213,917       691,586  $ 7,690,055    $ 15,967,452
                                    =====================================================================
Year ended June 30, 1997
 Shares sold                          22,948,118  $278,902,671     3,368,342  $36,450,937    $922,857,545
 Shares issued on
 reinvestment of distributions         3,057,673    37,223,689       300,873    3,255,392      17,999,484
 Shares redeemed                     (24,432,714) (297,112,433)   (2,389,859) (25,886,520)   (898,885,246)
                                    ----------------------------------------------------------------------
 Net increase                          1,573,077  $ 19,013,927     1,279,356  $13,819,809   $  41,971,783
                                    =====================================================================

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                          Franklin California
                                            Insured Tax-Free
                                              Income Fund
                                         Shares       Amount
Class II Shares:
Six months ended December 31, 1997
 Shares sold                             912,796  $ 11,390,912
 Shares issued on
 reinvestment of distributions            74,584       933,161
 Shares redeemed                        (335,978)   (4,204,163)
                                    ---------------------------
 Net increase                            651,402   $ 8,119,910
                                    ==========================
Year ended June 30, 1997
 Shares sold                           1,578,751  $ 19,284,425
 Shares issued on
 reinvestment of distributions            67,671       828,623
 Shares redeemed                        (336,345)   (4,102,175)
                                    ---------------------------
 Net increase                          1,310,077  $ 16,010,873
                                    ==========================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or trustees of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' principal underwriter, investment manager, transfer agent and administrative manager, respectively.

The Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay investment management fees to Advisers based on the net assets on the last day of the month and the Franklin California Tax-Exempt Money Fund pay an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized
      Fee Rate   Net Assets
        .625%    First $100 million
        .50%     Over $100 million, up to and including $250 million
        .45%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin California Intermediate-Term Tax-Free Income Fund as noted in the Statement of Operations.

The Franklin California Intermediate-Term Tax-Free Income Fund reimburses Distributors up to .10% per year of its average daily net assets, and the Franklin California Insured Tax-Free Income Fund reimburses Distributors up to
 .10% and .65% per year of the average daily net assets of class I and class II, respectively, for costs incurred in marketing the Funds' shares.


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors received/paid net commissions from/on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                            Franklin  Franklin California
                           California  Intermediate-Term
                        Insured Tax-Free   Tax-Free
                           Income Fund    Income Fund
      Net commissions
       received (paid)      $(114,477)          $677
      Contingent deferred

       sales charges          $ 7,891            $--


4. INCOME TAXES

The Franklin California Intermediate-Term Tax-Free Income and the Franklin California Tax-Exempt Money Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                          Franklin CaliforniaFranklin
                           Intermediate-TermCalifornia
                               Tax-Free     Tax-Exempt
                              Income Fund   Money Fund
Capital Loss
 carryovers
 expiring in:
        2002                      $103,315       $ --
        2003                       465,495     14,563
        2005                            --      1,444
                          ---------------------------
                                  $568,810    $16,007

At June 30, 1997, the Franklin California Tax-Exempt Money Fund has deferred capital losses occurring subsequent to October 31, 1996 of $9,957. For tax purposes, such losses will be reflected in the year ending June 30, 1998.

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes were as follows:


                           Franklin  Franklin California
                          California  Intermediate-Term
                        Insured Tax-Free   Tax-Free
                           Income Fund    Income Fund
Net investment cost    $1,587,562,361    $122,170,399
Unrealized
 appreciation           $ 113,854,727     $ 5,868,155
Unrealized
 depreciation                 (47,969)            (30)
                       -------------------------------
Net unrealized

 appreciation           $ 113,806,758     $ 5,868,125
                       ==============================

Net realized capital losses differ for financial statements and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1997, were as follows:

                          Franklin  Franklin California
                         California  Intermediate-Term
                        Insured Tax-Free   Tax-Free
                           Income Fund    Income Fund
      Purchases          $201,850,807    $17,278,453
      Sales              $155,757,984    $10,092,599


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states. Such concentration may subject the Funds more significantly to economic changes occurring within those states.






Franklin California Tax-Free Trust Semi-Annual Report December 31, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between the Franklin California Insured Tax-Free Income Fund's Class I distribution rate of 4.89% and the taxable equivalent rate of 8.93%.

GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between the Franklin California Insured Tax-Free Income Fund's Class II distribution rate of 4.45% and the taxable equivalent rate of 8.12%.

GRAPHIC MATERIAL (3)

This chart shows in pie format the credit quality breakdown of the Franklin California Intermediate-Term Tax-Free Income Fund based on total long-term investments as of 12/31/97.

AAA                     27.5%
AA                      2.1%
A                       27.6%
BBB                     42.7%
Below Investment Grade  0.1%

GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between the Franklin California Intermediate-Term Tax-Free Income Fund's distribution rate of 4.60% and the taxable equivalent rate of 8.40%.

GRAPHIC MATERIAL (5)

This chart shows in bar format the comparison between the Franklin California Tax-Exempt Money Fund's seven-day annualized yield of 3.18% and the taxable equivalent yield of 5.80%.